Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Feb. 29, 2012	Jul. 02, 2011
Document And Entity Information [Abstract]
Document Type	8-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	SunOpta Inc.
Entity Central Index Key	0000351834
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Well Known Seasoned Issuer	No
Entity Public Float			$ 474,237,087
Entity Common Stock Shares Outstanding		65,801,558

Statement of Earnings (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Dec. 31, 2009
Consolidated Statements of Operations
Revenues	$ 1,082,076	$ 898,309	$ 819,031
Cost of goods sold	950,345	756,818	713,922
Gross profit	131,731	141,491	105,109
Selling, general and administrative expenses	92,078	95,486	88,337
Intangible asset amortization	5,512	4,675	4,648
Other expense (income), net	5,097	10,945	2,245
Goodwill impairment	0	1,654	8,841
Foreign exchange loss (gain)	947	(1,652)	(523)
Earnings from continuing operations before the following	28,097	30,383	1,561
Interest expense, net	8,839	9,749	13,839
Earnings (loss) from continuing operations before income taxes	19,258	20,634	(12,278)
Provision for (recovery of) income taxes	8,047	6,058	(3,038)
Earnings from continuing operations	11,211	14,576	(9,240)
Earnings (loss) from discontinued operations, net of income taxes	(4,350)	(15,092)	(330)
Gain on sale of discontinued operations, net of income taxes	71	62,950	0
Earnings (loss) from discontinued operations, net of taxes	(4,279)	47,858	(330)
Earnings (loss)	6,932	62,434	(9,570)
Earnings (loss) attributable to non-controlling interests	1,636	1,368	(2,807)
Earnings (loss) attributable to SunOpta Inc.	$ 5,296	$ 61,066	$ (6,763)
Earnings (loss) per share - basic
-from continuing operations	$ 0.15	$ 0.2	$ (0.1)
-from discontinued operations	$ (0.07)	$ 0.73	$ 0
	$ 0.08	$ 0.94	$ (0.1)
Earnings (loss) per share - diluted
-from continuing operations	$ 0.14	$ 0.2	$ (0.1)
-from discontinued operations	$ (0.06)	$ 0.72	$ 0
	$ 0.08	$ 0.92	$ (0.1)

Statement of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Dec. 31, 2009
Consolidated Statements of Comprehensive Earnings
Earnings (loss) from continuing operations	$ 11,211	$ 14,576	$ (9,240)
Earnings (loss) from discontinued operations, net of taxes	(4,279)	47,858	(330)
Earnings (loss)	6,932	62,434	(9,570)
Currency translation adjustment	(796)	(3,002)	10,442
Change in fair value of interest rate swap, net of taxes	440	351	415
Adjustment due to pensions	0	588	(78)
Other comprehensive earnings (loss), net of taxes	(356)	(2,063)	10,779
Comprehensive earnings (loss)	6,576	60,371	1,209
Comprehensive earnings attributable to non-controlling interests	1,731	779	(2,841)
Comprehensive earnings (loss) attributable to SunOpta	$ 4,845	$ 59,592	$ 4,050

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Jan. 01, 2011
Current assets
Cash and cash equivalents	$ 2,378	$ 2,335
Accounts receivable	94,177	98,777
Inventories	240,852	200,278
Prepaid expenses and other current assets	21,625	30,023
Current income taxes recoverable	1,503	0
Deferred income taxes	4,773	870
Current assets held for sale	0	424
	365,308	332,707
Investments	33,845	33,345
Property, Plant and Equipment	120,734	115,200
Goodwill	49,387	48,174
Intangible Assets	48,624	60,200
Deferred income taxes	11,751	11,889
Other assets	1,854	2,930
Non-current assets held for sale	0	4,855
	631,503	609,300
Current liabilities
Bank indebtedness	109,718	75,910
Accounts payable and accrued liabilities	120,228	122,743
Customer and other deposits	843	2,858
Income taxes payable	1,229	973
Other current liabilities	1,419	7,674
Current portion of long-term debt	35,198	22,247
Current portion of long-term liabilities	995	493
Current liabilities held for sale	0	1,028
	269,630	233,926
Long-term debt	17,066	42,485
Long-term liabilities	5,586	6,596
Deferred income taxes	24,273	20,808
Non-current liabilities held for sale	0	358
	316,555	304,173
Sunopta Inc Shareholders Equity [Abstract]
Capital Stock	182,108	180,661
Additional paid in capital	14,134	12,336
Retained earnings	100,508	95,212
Accumulated other comprehensive income	2,382	2,833
	299,132	291,042
Non-controlling interest	15,816	14,085
Total equity	314,948	305,127
	$ 631,503	$ 609,300

Consolidated Balance Sheet (parentheticals)	Dec. 31, 2011	Jan. 01, 2011
Consolidated Balance Sheet
Common Stock Shares Issued	65,796,398	65,500,091

Statement of Shareholders' Equity (USD $) In Thousands	Total	Common Stock [Member]	Additional Paid In Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income [Member]	Noncontrolling Interest [Member]
Balance at Dec. 31, 2008	$ 241,913	$ 177,858	$ 6,778	$ 40,909	$ 1,266	$ 15,102
Employee Share Purchase Plan And Compensation Grants	836	836	0	0	0	0
Stock based compensation	1,435	0	1,435	0	0	0
Equity transaction	0	0	(279)	0	0	279
Earnings (loss) from continuing operations	(9,240)	0	0	(6,433)	0	(2,807)
Earnings (loss) from discontinued operations, net of taxes	(550)	0	0	(330)	0	(220)
Currency translation adjustment	10,442	0	0	0	10,615	(173)
Non-controlling interest contributions	1,338	0	0	0	0	1,338
Change in fair value of interest rate swap, net of income taxes	415	0	0	0	276	139
Adjustment due to pensions	(78)	0	0	0	(78)	0
Balance at Dec. 31, 2009	246,511	178,694	7,934	34,146	12,079	13,658
Employee Share Purchase Plan And Compensation Grants	760	760	0	0	0	0
Exercise of options	1,123	1,207	(84)	0	0	0
Issuance of warrants	2,163	0	2,163	0	0	0
Stock based compensation	2,323	0	2,323	0	0	0
Earnings (loss) from continuing operations	14,576	0	0	13,208	0	1,368
Earnings (loss) from discontinued operations, net of taxes	39,599	0	0	47,858	(7,772)	(487)
Currency translation adjustment	(3,002)	0	0	0	(2,295)	(707)
Non-controlling interest contributions	243	0	0	0	0	243
Change in fair value of interest rate swap, net of income taxes	351	0	0	0	233	118
Non-current liabilities held for sale	(108)	0	0	0	0	(108)
Adjustment due to pensions	588	0	0	0	588	0
Balance at Jan. 01, 2011	305,127	180,661	12,336	95,212	2,833	14,085
Employee Share Purchase Plan And Compensation Grants	626	626	0	0	0	0
Exercise of options	529	821	(292)	0	0	0
Stock based compensation	2,090	0	2,090	0	0	0
Earnings (loss) from continuing operations	11,211	0	0	9,575	0	1,636
Earnings (loss) from discontinued operations, net of taxes	(4,279)	0	0	(4,279)	0	0
Currency translation adjustment	(796)	0	0	0	(743)	(53)
Change in fair value of interest rate swap, net of income taxes	440	0	0	0	292	148
Adjustment due to pensions	0
Balance at Dec. 31, 2011	$ 314,948	$ 182,108	$ 14,134	$ 100,508	$ 2,382	$ 15,816

Statement of Shareholders' Equity (parentheticals) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Dec. 31, 2009
Consolidated Statements of Shareholders' Equity
Tax benefit on stock based compensation	$ 86	$ 42	$ 6
Tax impact on interest rate swaps	$ 195	$ 145	$ 182

Statement of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Jan. 01, 2011	Dec. 31, 2009
Operating Activities
Earnings	$ 6,932	$ 62,434	$ (9,570)
Earnings (loss) from discontinued operations	(4,279)	47,858	(330)
Earnings (loss) from continuing operations	11,211	14,576	(9,240)
Items not affecting cash
Depreciation and amortization	19,447	17,842	17,030
Unrealized loss (gain) on foreign exchange	(268)	(977)	(1,022)
Deferred income taxes	2,144	2,448	(2,087)
Stock-based compensation	2,090	2,764	1,425
Goodwill impairment	0	1,654	8,841
Impairment of long-lived assets	7,868	7,984	1,800
Loss (gain) on sale of property, plant and equipment	(3,201)	59	(122)
Unrealized loss (gain) on derivative instrument	839	(1,503)	(2,265)
Other	693	24	(386)
Changes in non-cash working capital	(44,697)	(34,594)	43,494
Net cash flows from operations - continuing operations	(3,874)	10,277	57,468
Net cash flows from operations - discontinued operations	(1,718)	(8,969)	(12,580)
	(5,592)	1,308	44,888
Investing activities
Acquisition of companies, net of cash acquired	(5,461)	(43,761)	0
Purchases of property, plant and equipment, net	(17,312)	(19,372)	(10,798)
Proceeds from sale of property, plant and equipment	4,528	36	1,076
Payment of deferred purchase consideration	(233)	(1,388)	(1,856)
Purchases of patents, trademarks and other intangible assets	(81)	(662)	(216)
Other	(949)	328	259
Cash from investing activities - continuing operations	(19,508)	(64,819)	(11,535)
Cash from investing activities - discontinued operations	(308)	51,972	(2,597)
	(19,816)	(12,847)	(14,132)
Financing activities
Increase (decrease) in line of credit facilities	36,503	14,328	(5,644)
Borrowings under long term debt	4,825	30,217	719
Proceeds from issuance of common shares	1,155	1,883	836
Repayment of long-term debt	(17,968)	(52,423)	(29,438)
Financing costs	186	642	2,198
Other	916	(169)	(14)
Cash from financing activities - continuing operations	25,245	(6,806)	(35,739)
Foreign exchange gain (loss) on cash held in a foreign currency	(102)	265	951
Increase (decrease) in cash and cash equivalents during the period	(265)	(18,080)	(4,032)
Discontinued operations cash activity included above:
Add: Balance included at beginning of period	308	18,971	22,877
Less: Balance included at end of period	0	308	18,971
Cash and cash equivalents - beginning of the period	2,335	1,752	1,878
Cash and cash equivalents - end of the period	$ 2,378	$ 2,335	$ 1,752

Description of business and significant accounting policies	12 Months Ended
Dec. 31, 2011
Basis Of Presentation Fiscal Year End And New Accounting Pronouncements Disclosure [Abstract]
Organization Consolidation And Presentation Of Financial Statements Disclosure Text Block

1.       Description of business and significant accounting policies

SunOpta Inc. (the “Company” or “SunOpta”) was incorporated under the laws of Canada on November 13, 1973. The Company operates businesses focused on a healthy products portfolio that promotes the health and well-being of its communities combined with environmental responsibility. The Company has two industry groups divided into six operating segments, the largest being SunOpta Foods, accounting for approximately 91% of fiscal 2011 consolidated revenues. SunOpta Foods operates in the natural, organic and specialty foods and natural health product sectors and utilizes a number of vertically integrated business models to bring cost-effective and quality products to market. In addition to SunOpta Foods, the Company owns approximately 66.2% of Opta Minerals Inc. (“Opta Minerals”) as at December 31, 2011 (January 1, 2011 - 66.4%). Opta Minerals, representing approximately 9% of fiscal 2011 consolidated revenues, is a vertically integrated provider of customer process solutions and industrial minerals products for use primarily in the steel, foundry, loose abrasive cleaning, roof shingle, construction and marine/bridge cleaning industries. The Company's assets, operations and employees as at December 31, 2011 are primarily located in the United States ("U.S."), Canada, Europe, China and Ethiopia.

Basis of presentation

These consolidated financial statements have been prepared by the Company in U.S. dollars and in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). The consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries, including Opta Minerals. In addition, the accounts of all variable interest entities ("VIEs") for which the Company has been determined to be the primary beneficiary are included in these consolidated financial statements from the date such determination was made (see note 19). All significant intercompany accounts and transactions have been eliminated on consolidation.

The Company's investment in Opta Minerals is controlled and therefore is consolidated. The non-controlling interest on the consolidated balance sheets and consolidated statements of operations and comprehensive earnings (loss) includes the non-controlling shareholders' interest in Opta Minerals.

The Company's investment in Mascoma Corporation ("Mascoma") is being accounted for under the cost method of accounting, based on a 18.65% ownership position as at December 31, 2011 (January 1, 2011 - 19.61%), and the inability of the Company to exert significant influence over the operations of Mascoma.

As a result of the discontinued operations described in note 3, comparative amounts shown in the notes to the consolidated financial statements have been adjusted to exclude the carrying amounts of assets and liabilities classified as held for sale, and the revenues and expenses of the discontinued operations.

Fiscal year-end

Commencing for fiscal 2010, the fiscal year of the Company ends on the Saturday closest to December 31, based on a 52 week calendar, wherein every fiscal quarter is comprised of 13 weeks or 91 days. The fiscal year of Opta Minerals ends on December 31, and its quarterly periods end on March 31, June 30 and September 30.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Areas involving significant estimates and assumptions include: inventory valuation reserves; income tax liabilities and assets, and related valuation allowances; allocation of the purchase price of acquired businesses; fair value of contingent consideration; expected future cash flows used in evaluating intangible assets for impairment; and reporting unit fair values in testing goodwill for impairment. The estimates and assumptions made require judgment on the part of management and are based on the Company's historical experience and various other factors that are believed to be reasonable in the circumstances. Management continually evaluates the information that forms the basis of its estimates and assumptions as the business of the Company and the business environment generally changes.

Business acquisitions

Acquired businesses are accounted for using the acquisition method of accounting, which requires that assets acquired and liabilities assumed be recorded at fair value, with limited exceptions. Any excess of the purchase price over the fair value of the net assets acquired is recorded as goodwill. Acquisition-related transaction costs are accounted for as expenses in the periods in which the costs are incurred. Contingent consideration is measured at fair value and recognized as part of the consideration transferred in exchange for the acquired businesses. Contingent consideration liabilities are remeasured to fair value at each reporting date with the changes in fair value recognized in earnings.

Variable interest entities

The Company consolidates the financial results of VIEs in which it holds a controlling financial interest. The Company performs a qualitative analysis to determine whether it holds a controlling financial interest (i.e., is the primary beneficiary) in the VIE. The analysis identifies the primary beneficiary of a VIE as the entity that has both the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and the obligation to absorb losses, or the right to receive benefits, that could potentially be significant to the VIE.

Financial instruments

The Company's financial instruments recognized in the consolidated balance sheets and included in working capital consist of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities and customer and other deposits. The fair values of these instruments approximate their carrying values due to their short-term maturities. The fair values of long-term debt and long-term liabilities as at December 31, 2011 are considered not to be materially different from the carrying amounts.

The Company's financial instruments exposed to credit risk include cash equivalents and accounts receivable. The Company places its cash and cash equivalents with institutions of high creditworthiness. The Company's trade accounts receivable are not subject to a high concentration of credit risk. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its accounts receivable credit risk exposure is limited. The Company maintains an allowance for losses based on the expected collectibility of the accounts.

Fair value measurements

The Company has various financial assets and liabilities that are measured at fair value on a recurring basis, including certain inventories and derivatives, as well as contingent consideration. The Company also applies the provisions of fair value measurement to various non-recurring measurements for financial and non-financial assets and liabilities measured at fair value on a non-recurring basis.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., an exit price). Fair value measurements are estimated based on inputs categorized as follows:

  Level 1 inputs include quoted prices (unadjusted) for identical assets or liabilities in active markets that are observable.

  Level 2 inputs include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

  Level 3 includes unobservable inputs that reflect the Company's own assumptions about what factors market participants would use in pricing the asset or liability.

When measuring fair value, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

Foreign currency translation

The functional currency of all operations located in the U.S., as well the corporate head office which is located in Canada, is the U.S. dollar. The functional currencies of other operations located in Canada and Europe are the Canadian dollar and euro, respectively.

The assets and liabilities of the Company's operations, as well as monetary assets of the corporate head office, are translated at exchange rates in effect at the dates of the consolidated balance sheets. Non-monetary assets of the corporate head office are translated at their historical rates. Revenues and expenses are translated at average exchange rates prevailing during the period. Unrealized gains or losses related to the remeasurement of the corporate head office from Canadian to U.S. dollars are recognized in earnings. Unrealized gains or losses resulting from translating other operations into U.S. dollars are accumulated and reported as a currency translation adjustment in shareholders' equity and are disclosed as part of accumulated other comprehensive income. Gains and losses from foreign currency transactions are included in earnings.

Cash and cash equivalents

Cash and cash equivalents consist of cash and short-term deposits with an original maturity of 90 days or less. Certain cash and cash equivalents can only be used by subsidiaries and are consolidated for financial reporting purposes due to the Company's ownership (see note 17).

Accounts receivable

Trade receivables are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is an estimate of the amount of probable credit losses in existing accounts receivable. Account balances are charged off against the allowance when the Company believes it is probable the receivable will not be recovered. As at December 31, 2011 and January 1, 2011, no customer's balance represented 10% or more of the Company's consolidated trade receivables balance.

Inventories

Inventories (excluding commodity grains) are valued at the lower of cost and market (net realizable value). Cost is principally determined on a weighted-average cost basis. Shipping and handling costs are included in cost of goods sold on the consolidated statements of operations.

Inventories of commodity grains, which includes amounts acquired under deferred pricing contracts traded on the Chicago Board of Trade (“CBoT”), are valued at net realizable value. Grain inventory quantities at year-end are multiplied by the quoted price on the CBoT to reflect the market value of the inventory. This market value is then adjusted for a basis factor that represents differences in local markets, and broker and dealer quotes to arrive at net realizable value. Changes in CBoT prices or the basis factor are included in cost of goods sold on the consolidated statements of operations and comprehensive earnings (loss). The Company also has other grain inventories consisting of sunflowers and certain specialty and organic soybeans, which are valued at the lower of cost and estimated net realizable value.

SunOpta Foods economically hedges its commodity grain positions to protect gains and minimize losses due to market fluctuations. Futures contracts and purchase and sale contracts are adjusted to market price and resulting gains and losses from these transactions are included in cost of goods sold. The Company has a risk of loss from hedge activity if the grower does not deliver the grain as scheduled. These transactions do not qualify as hedges under U.S. GAAP and, therefore, changes in market value are recorded in the consolidated statements of operations.

Prepaid expenses and other current assets

Prepaid expenses and other current assets include amounts paid in cash and recorded by the Company as a current asset prior to consumption.

Property, plant and equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. Depreciation is provided using the straight-line basis at rates reflecting the estimated useful lives of the assets.

Buildings	20 - 40 years
Machinery and equipment	10 - 20 years
Enterprise software	5 years
Office furniture and equipment	3 - 7 years
Vehicles	5 years

Goodwill

Goodwill represents the excess of the purchase price over the estimated fair value of the identifiable net assets acquired. Goodwill is not amortized but is instead tested for impairment at least annually during the fourth quarter, or whenever events or circumstances change between the annual impairment tests that would indicate the carrying amount of goodwill may be impaired. Impairment is tested at the reporting unit level by comparing the reporting unit's carrying amount to its fair value. If the carrying amount exceeds the reporting unit's fair value, there is a potential impairment in goodwill. Any impairment in goodwill is measured by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and comparing the notional goodwill from the fair value allocation to the carrying value of the goodwill.

Intangible assets

The Company's finite-lived intangible assets consist of customer and other relationships, patents and trademarks and other intangible assets. These intangible assets are amortized on a straight-line basis over their estimated useful lives as follows:

Customer and other relationships	2 - 23 years
Patents and trademarks	8 - 20 years
Other	4 - 15 years

Impairment of long-lived assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable through undiscounted future cash flows. If impairment exists based on expected future undiscounted cash flows, a loss is recognized in income. The amount of the impairment loss is the excess of the carrying amount of the impaired asset over the fair value of the asset, typically based on discounted future cash flows.

Other assets

Costs incurred in connection with obtaining financing are deferred and amortized over the term of the financing agreement, using the effective interest rate method.

Derivative instruments

The Company is exposed to fluctuations in interest rates, commodities and foreign currency exchange. The Company utilizes certain derivative financial instruments to enhance its ability to manage these risks, including interest rate swaps, exchange-traded commodity futures, commodity forward purchase and sale contracts and forward foreign exchange contracts. Derivative instruments are entered into for periods consistent with related underlying exposures and do not constitute positions independent of those exposures. The Company does not enter into contracts for speculative purposes.

All derivative instruments are recognized on the consolidated balance sheets at fair value. Changes in the fair value of derivative instruments are recorded in earnings or other comprehensive earnings, based on whether the instrument is designated as part of a hedge transaction. Gains or losses on derivative instruments reported in accumulated other comprehensive income are reclassified to earnings in the period in which earnings are affected by the underlying hedged item. The ineffective portion of all hedges is recognized in earnings in the current period. As at December 31, 2011, the Company utilized the following derivative instruments:

  Interest rate swaps

  Opta Minerals utilizes an interest rate swap to manage its exposure to interest rate risks. The fair value of this contract is included in accounts payable and accrued liabilities. Changes in the fair value of the contract are included in accumulated other comprehensive income to the extent that the cash flow hedge continues to be effective. The amounts included in accumulated other comprehensive income amounts are allocated to earnings in the same period in which the hedged item affects earnings. To the extent that the cash flow hedge is not considered to be effective by completely offsetting the change in fair value of the hedged item, the ineffective portion of the hedging relationship is recorded immediately in earnings and is classified as interest expense on the consolidated statements of operations.

  Exchange-traded commodity futures and forward contracts

  SunOpta Foods enters into exchange-traded commodity futures contracts to economically hedge its exposure to price fluctuations on grain and cocoa transactions to the extent considered practicable for minimizing risk from market price fluctuations.  Futures contracts used for economical hedging purposes are purchased and sold through regulated commodity exchanges in the U.S.  Inventories, however, may not be completely hedged, due in part to the Company's assessment of its exposure from expected price fluctuations. Forward purchase and sale contracts may expose the Company to risk in the event that a counterparty to a transaction is unable to fulfill its contractual obligation or if a grower does not deliver grain as scheduled.  The Company manages its risk by entering into purchase contracts with pre-approved growers and sale contracts are entered into with organizations of acceptable creditworthiness, as internally evaluated.  All futures and forward purchase and sale contracts are marked-to-market. Gains and losses on these transactions are included in cost of goods sold on the consolidated statements of operations. For the years ended December 31, 2011, January 1, 2011 and December 31, 2009, the gains included in cost of goods sold were $661, $7,838 and $621, respectively.

  Forward foreign exchange contracts

The Company enters into forward foreign exchange contracts to minimize exchange rate fluctuations relating to foreign currency denominated sales contracts and accounts receivable.  Forward foreign exchange contracts designated as hedges are marked-to-market with the effective portion of the gain or loss recognized in other comprehensive earnings and subsequently recognized in earnings in the same period the hedged item affects earnings. Gains and losses on forward exchange contracts not specifically designated as hedging instruments are included in foreign exchange (gain) loss on the consolidated statements of operations.

Customer and other deposits

Customer and other deposits include prepayments by customers of the Grains and Foods Group and the International Foods Group for merchandise inventory to be purchased at a future date.

Income taxes

The Company follows the asset and liability method of accounting for income taxes whereby deferred income tax assets are recognized for deductible temporary differences and operating loss carry-forwards, and deferred income tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the amounts of assets and liabilities recorded for income tax and financial reporting purposes.

Deferred income tax assets are recognized only to the extent that management determines that it is more likely than not that the deferred income tax assets will be realized. Deferred income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The income tax expense or benefit is the income tax payable or recoverable for the year plus or minus the change in deferred income tax assets and liabilities during the year.

The Company is subject to ongoing tax exposures, examinations and assessments in various jurisdictions. Accordingly, the Company may incur additional income tax expense based upon the outcomes of such matters. In addition, when applicable, the Company adjusts income tax expense to reflect the Company's ongoing assessments of such matters, which requires judgment and can materially increase or decrease its effective rate as well as impact operating results. The evaluation of tax positions taken or expected to be taken in a tax return is a two-step process, whereby (1) the Company determines whether it is more likely than not that the tax positions will be sustained based on the technical merits of the position, and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the related tax authority.

Defined benefit pension plan

The Company has a defined benefit pension plan covering certain employees. The net periodic benefit cost, which is included in selling, general and administrative expenses on the consolidated statements of operations, represents the cost of benefits earned by employees as services are rendered.  The cost reflects management's best estimates of the pension plan's expected investment returns, wage and salary escalation, mortality of members, terminations and the ages at which members will retire.  Changes in these assumptions could impact future pension expense. The excess of the net actuarial gain (loss) over 10% of the greater of the benefit obligation and the fair value of plan assets at the beginning of the year is amortized over the average remaining service lives of the members.

Stock option plan

The Company maintains a stock option plan under which incentive stock options may be granted to employees and non-employee directors. The Company recognizes stock-based compensation at fair value. The grant-date fair value of stock options is estimated using the Black-Scholes option-pricing model. Compensation expense is recognized on a straight-line basis over the stock option vesting period of the entire award based on the estimated number of stock options that are expected to vest. When exercised, stock options are settled through the issuance of shares and are therefore treated as equity awards.

Revenue recognition

The Company recognizes revenue at the time of delivery of the product or service and when all of the following have occurred: a sales agreement is in place, the price is fixed or determinable, and collection is reasonably assured. Details of specific recognition by industry group are as follows:

(a)        SunOpta Foods

Grain revenues are recorded when title and possession of the product is transferred to the customer.  Possession is transferred to the customer at the time of shipment from the Company's facility or at the time of delivery to a specified destination depending on the terms of the sale.  All other SunOpta Foods revenues are recognized when title is transferred upon the shipment of product or at the time the service is provided to the customer. Consideration given to customers such as value incentives, rebates, early payment discounts and other discounts are recorded as reductions to revenues at the time of sale.

(b)        Opta Minerals

Revenues from the sale of silica-free loose abrasives, industrial minerals, specialty sands and related products are recognized upon the shipment to the customer of materials and transfer of title.

Earnings per share

Basic earnings per share is computed by dividing the earnings available for common shareholders by the weighted-average number of common shares outstanding during the year. Diluted earnings per share is computed using the treasury stock method whereby the weighted-average number of common shares used in the basic earnings per share calculation is increased to include the number of additional common shares that would have been outstanding if the potential dilutive common shares had been issued at the beginning of the year.

Comparative balances

The Company has reclassified comparative balances on the consolidated statement of operations for the years ended January 1, 2011 and December 31, 2009 to conform to the current year's presentation. The comparative balances for cost of goods sold have been increased by $3,703 and $4,223 for the years ended January 1, 2011 and December 31, 2009, respectively, reflecting the amount of warehousing and distribution (“W&D”) expenses that were previously disclosed on a separate line item on the consolidated statement of operations. Total W&D costs for the year ended December 31, 2011 was $4,515. The comparative reclassification did not have an impact on earnings, net assets, shareholders' equity or cash and cash equivalents.

Recent accounting pronouncements

The Company will adopt the provisions of the following new accounting standards effective January 1, 2012:

  Guidance that results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. The amendments change some fair value measurement principles and disclosure requirements under U.S. GAAP. The adoption of this new guidance is not expected to have a material impact on the Company's consolidated financial statements.

  Guidance requiring entities to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. The amendments do not change the components of other comprehensive income or the calculation of earnings per share. As the guidance relates only to the presentation of other comprehensive income, the adoption of this accounting standard will not have a significant impact on the Company's consolidated financial statements.

  Guidance intended to simplify goodwill impairment testing, by allowing an entity the option to first assess qualitative factors to determine whether it is "more likely than not" that the fair value of a reporting unit is less than the carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. The more-likely-than-not threshold is defined as having a likelihood of more than 50%. The adoption of this new guidance is not expected to have a material impact on the Company's consolidated financial statements.

Business Acquisitions	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combination Disclosure Text Block

2. Business acquisitions

Fiscal 2011

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed, as well as the consideration transferred to effect the acquisitions, as of the respective acquisition dates for acquisitions completed during fiscal 2011. These acquisitions are subject to post-closing adjustments in accordance with the respective purchase and sale and asset purchase agreements.

	Acquisitions during fiscal 2011
	Inland RC, LLC	Lorton's Fresh Squeezed Juices Inc.	Total
	$	$	$
Net assets acquired

Current Assets	470	1,672	2,142
Property, plant and equipment	508	1,221	1,729
Goodwill	661	572	1,233
Intangible assets	249	469	718
Current liabilities	(560)	(821)	(1,381)
Deferred income tax liability	(130)	-	(130)
	1,198	3,113	4,311

Consideration

Cash consideration	658	2,500	3,158
Due to former shareholders	-	102	102
Contingent consideration	540	511	1,051
	1,198	3,113	4,311

(a)        Inland RC, LLC

On November 10, 2011, Opta Minerals acquired the outstanding members' interest of Inland RC, LLC (“Inland”) for total consideration of $1,198. Included as part of the total consideration was contingent consideration of $540 based on future earnings targets as defined in the asset purchase agreement.

Intangible assets, which consist of acquired customer relationships, are deductible for tax purposes and are being amortized over their estimated useful lives of approximately 15 years.

Operating in Elyria, Ohio, Inland is a manufacturer of pre-cast refractory shapes, injection lances, stirring lances and electric furnace deltas. Inland's results of operations have been included in the Opta Minerals operating segment since the date of acquisition.

(b)        Lorton's Fresh Squeezed Juices, Inc.

On August 5, 2011, a wholly-owned subsidiary of the Company completed the acquisition of the assets and business of Lorton's Fresh Squeezed Juices, Inc. (“Lorton's”) for total consideration of $3,113. Included as part of the total consideration was cash of $2,500, contingent consideration of $511 based on future earnings targets as defined in the asset purchase agreement, and a working capital adjustment of $102 as a result of working capital exceeding pre-determined targets at the acquisition date.

Intangible assets, which consist of acquired customer relationships, are deductible for tax purposes and are being amortized over their estimated useful lives of approximately seven years.

Lorton's is a vertically integrated producer of a variety of citrus-based products in both industrial and packaged formats. The acquisition expands the Company's operations into the extracting, processing and packaging of citrus-based ingredients through consumer packaged products, and provides increased capacity for future growth and expansion. Lorton's results of operations have been included in the Consumer Products Group since the date of acquisition.

Fiscal 2010

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed, as well as the consideration transferred to effect the acquisitions, as of the respective acquisition dates for acquisitions completed during fiscal 2010.

	Acquisitions during fiscal 2010
	Dahlgren & Company, Inc.	Edner of Nevada, Inc.	Total
	$	$	$
Net assets acquired

Cash	4,239	-	4,239
Current Assets	23,231	2,376	25,607
Property, plant and equipment	12,402	1,418	13,820
Goodwill	15,940	2,346	18,286
Intangible assets	11,013	1,823	12,836
Other long-term assets	624	-	624
Current liabilities	(12,288)	(449)	(12,737)
Deferred income tax liability	(7,670)	-	(7,670)
	47,491	7,514	55,005

Consideration

Cash consideration	44,000	4,000	48,000
Due to former shareholders	2,303	198	2,501
Contingent consideration	1,188	3,316	4,504
	47,491	7,514	55,005

(c) Dahlgren & Company, Inc.

On November 8, 2010, a wholly-owned subsidiary of the Company acquired 100% of the outstanding shares of Dahlgren & Company, Inc. (“Dahlgren”) for total consideration of $47,491. Included as part of the total consideration was cash of $44,000, contingent consideration of $1,188 based on future earnings targets as defined in the purchase and sale agreement, and a working capital adjustment of $2,303 as a result of working capital exceeding pre-determined targets at the acquisition date. The $2,303 working capital adjustment was paid in cash on January 3, 2011 to the former Dahlgren shareholders. During fiscal 2011, management re-measured the fair value of the contingent consideration, and reduced the fair value of this liability by $1,098 (see notes 4 and 14).

Intangible assets, consisting of a sales order backlog and customer relationships, acquired in this acquisition are not deductible for tax purposes and are being amortized over their estimated useful lives of one year and 12 years, respectively.

Dahlgren is an integrated processor and global supplier of confection sunflower seed products including in-shell and kernel products, roasted sunflower and soy seeds, bird food, hybrid seed and other products. Dahlgren serves the snack food, bakery, food ingredients and bird feed industries. Dahlgren's products are marketed internationally to customers in Europe, Asia, Australia, Canada and South America, as well as in the U.S. The results of operations for Dahlgren have been consolidated since the November 8, 2010 acquisition date, and are included in the Grains and Foods Group.

(d) Edner of Nevada, Inc.

On December 14, 2010, a wholly-owned subsidiary of the Company acquired the operating assets of Edner of Nevada, Inc. (“Edner”) for total consideration of $7,514. Consideration included $4,000 of cash, contingent consideration of $3,316 based on future revenue targets in the asset purchase agreement and a working capital adjustment of $198 as a result of working capital exceeding pre-determined targets at the acquisition date. In the third quarter of 2011, the Company and the former owners of Edner agreed to an adjustment in the total purchase consideration, due to factors that existed at the acquisition date. As a result, the previously recorded working capital adjustment and contingent consideration were reduced by $260 and $124, respectively, with a corresponding decrease of $384 in acquired goodwill. The consolidated balance sheet as at January 1, 2011 has been adjusted to reflect this change.

Intangible assets, consisting of customer relationships acquired in this acquisition are deductible for tax purposes and are being amortized over their estimated useful lives of approximately nine years. Goodwill acquired in this acquisition is deductible for tax purposes. Edner produces a variety of nutritious portable foods such as nutrition bars and grains and fruit based snack bars from its 104,000 square foot facility located in Carson City, Nevada. This acquisition has been consolidated since its December 14, 2010 acquisition date, and is included in the Consumer Products Group. During fiscal 2011, management re-measured the fair value of the contingent consideration, and reduced the fair value of this liability by $137 (see notes 4 and 14).

Pro-forma consolidated results of operations (unaudited)

The following table presents unaudited pro-forma consolidated results of operations for the years ended December 31, 2011 and January 1, 2011, as if the Inland and Lorton's acquisitions had occurred as of January 1, 2010, and the Dahlgren and Edner acquisitions had occurred as of January 1, 2009.

	December 31, 2011	January 1, 2011
	$	$
Pro-forma revenue	1,089,626	990,054
Pro-forma earnings attributable to SunOpta Inc.	5,477	65,405
Pro-forma earnings per share
Basic	0.08	1.00
Diluted	0.08	0.99

The pro-forma consolidated results of operations were prepared using the acquisition method of accounting and are based on the historical financial information of the Company and the acquired businesses. The pro-forma information is not necessarily indicative of what the Company's consolidated results of operations actually would have been had the acquisitions been completed on January 1, 2010 and January 1, 2009. In addition, the pro-forma information does not purport to project the future results of operations of the Company.

Discontinued operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations And Disposal Groups [Abstract]
Disposal Groups Including Discontinued Operations Disclosure Text Block

3. Discontinued operations

(a)       Divestiture of assets in the Consumer Products Group

On June 30, 2011, the Company completed a transaction to sell land and buildings located in Irapuato, Mexico to parties related to Fruvemex Mexicali, S.A. de C.V. (“Fruvemex”). In addition, on April 29, 2011, the Company completed a transaction to sell certain assets related to fruit processing plants located in Mexico to Fruvemex. Total consideration for these transactions was $5,650, with $1,000 received in cash upon closing of the applicable transaction. The remaining consideration of $4,650 is to be received by the Company through instalment payments over the following 12 months. The land, buildings and processing assets sold have been reclassified and are presented as non-current assets held for sale on the consolidated balance sheet as at January 1, 2011. For the year ended December 31, 2011, the Company recorded a gain of $3,824, before transaction and related costs.

On May 24, 2011, the Company completed the sale of frozen fruit processing equipment located in Salinas, California to Cal Pacific Specialty Foods, LLC (“Cal Pacific”). The assets, which were previously leased to Cal Pacific, were sold for their book value of $1,773, paid in cash on closing of the transaction. The frozen fruit processing equipment sold has been reclassified and is presented as non-current assets held for sale on the consolidated balance sheet as at January 1, 2011.

(b)        Colorado Sun Oil Processing LLC

Colorado Sun Oil Processing LLC (“CSOP”) was organized in 2008 under the terms of a joint venture agreement with Colorado Mills, LLC (“Colorado Mills”) to construct and operate a vegetable oil refinery adjacent to Colorado Mills' sunflower seed crush plant. On August 12, 2011, the U.S. Bankruptcy Court, District of Colorado, accepted an asset purchase agreement submitted by Colorado Mills for CSOP and rejected an asset purchase agreement submitted by the Company. Concurrent with its decision, the Court ordered Colorado Mills to settle previously owed balances to the Company under a lease agreement, along with interest and penalties. Based on the bankruptcy court ruling, the Company disposed of its interest in the CSOP joint venture, which was previously consolidated as a VIE. As a result of the disposal, and realizing the interest and penalties on aged balances owed to the Company, a gain on disposal was recorded in discontinued operations on the consolidated statement of operations for the year ended December 31, 2011. The following is a summary of the CSOP transaction:

$
Cash received, including interest and penalties, to settle balances owing	1,122
Application of cash against balances owing	(1,045)
Disposal of net liabilities	36
Pre-tax gain on sale	113
Provision for income taxes	(42)
Gain on sale of discontinued operations, net of income taxes	71

The operating results of the CSOP business are included within (loss) earnings from discontinued operations, net of income tax, on the consolidated statement of operations. The operating results for the year ended December 31, 2011 include a pre-tax charge of $5,246 related to an arbitration ruling against the Company and in favor of Colorado Mills (see note 20(b)). The summary comparative financial results of discontinued operations related to the CSOP business were as follows:

	December 31, 2011	January 1, 2011	December 31, 2009
Revenues	648	622	9

Loss before income taxes from discontinued
operations up to the date of sale	(510)	(973)	(440)
Costs allocated to discontinued operations
as a result of sale	(1,464)	(632)	-
Arbitration ruling against the Company	(5,246)	-	-
Loss from discontinued operations before
income taxes	(7,220)	(1,605)	(440)
Recovery of income taxes	2,616	595	163
Loss allocated to non-controlling interests	254	487	220
	(4,350)	(523)	(57)

The assets disposed of in the CSOP transaction were part of the Grains and Foods Group segment.

(c)        Divestiture of Canadian Food Distribution business

On June 11, 2010, the Company sold its Canadian Food Distribution ("CFD") assets to UNFI Canada Inc., a wholly-owned subsidiary of United Natural Foods Inc., for cash consideration of $65,809 (Cdn $68,000).

The following is a summary of the CFD transaction:

Cash consideration	$65,809
Transaction and related costs	(4,937)
Net proceeds	60,872
Net assets sold	(51,655)
Accumulated other comprehensive income related to assets sold	7,772
Pre-tax gain on sale	16,989
Provision for income taxes	(4,193)
Gain on sale of discontinued operations, net of income taxes	$12,796

The gain on sale of discontinued operations has been recorded in discontinued operations on the consolidated statements of operations.

The operating results of the CFD business are included within (loss) earnings from discontinued operations, net of income tax, on the consolidated statement of operations. The operating results for the year ended January 1, 2011 reflect the operating results from January 1, 2010 through to the date of the sale, June 11, 2010. The summary comparative financial results of discontinued operations related to the CFD business were as follows:

	January 1, 2011	December 31, 2009

Revenues	82,859	169,573

Earnings before taxes from discontinued
operations up to the date of sale	2,168	4,524
Costs allocated to discontinued
operations as a result of sale	(1,289)	-
Earnings from discontinued
operations before taxes	879	4,524
Provision for income taxes	265	1,439
	614	3,085

The assets sold in the CFD transaction were part of the former Distribution Group segment.

(d)       Divestiture of SunOpta BioProcess Inc.

On August 31, 2010, the Company completed a transaction to sell its ownership interest in SunOpta BioProcess Inc. (“SBI”) to Mascoma Canada Inc., a wholly-owned subsidiary of Mascoma Corporation (“Mascoma”). As consideration for selling all the outstanding common shares of SBI, the Company received non-cash consideration through a combination of preferred and common shares, as well as warrants, valued at $50,925. The non-cash consideration included 11,268,868 series D preferred shares, 3,756,290 common shares and 1,000,000 warrants to purchase common shares of Mascoma. In conjunction with the sale, the Company settled the preferred share liability of SBI with the former SBI preferred shareholders, through the transfer of 4,688,000 of the series D preferred shares received. In addition, as a result of the change in control of SBI, the vesting of previously issued SBI stock options were accelerated, and the 800,000 restricted stock units (“RSU”) were settled in cash at a value of $4.49 per RSU. The fair value of consideration received, net of the settlement to the former SBI preferred shareholders, resulted in a $33,345 investment in Mascoma, which is presented as a non-current asset on the Company's balance sheet. As at December 31, 2011, the Company's ownership interest was 18.65% (January 1, 2011 - 19.61%).

On August 3, 2011, the Company purchased a $500 convertible subordinated note issued by Mascoma. The note earns 8% interest over a five-year period, and is convertible into common shares of Mascoma upon an initial public offering, or qualified external financing received by Mascoma.

The following is a summary of the SBI transaction:

Net fair value assigned to non-cash consideration applicable to SunOpta Inc.	$33,345
Transaction and related costs	(3,205)
Net liabilities sold	11,376
Release of additional paid in capital recorded from accelerated vesting of
stock options related to SBI	11,025
Pre-tax gain on sale	52,541
Provision for income taxes	(2,387)
Gain on sale of discontinued operations, net of income taxes	$50,154

The gain on sale of discontinued operations has been recorded in discontinued operations on the consolidated statements of operations.

The operating results of SBI are included within (loss) earnings from discontinued operations, net of income tax, on the consolidated statement of operations. The operating results for the year ended January 1, 2011, reflect the operating results through to the date of sale, August 31, 2010. The summary comparative financial results of discontinued operations related to SBI were as follows:

	January 1, 2011	December 31, 2009

Revenues	4,005	519

Loss before taxes from discontinued
operations up to the date of sale	(14,916)	(3,358)
Costs allocated to discontinued
operations as a result of sale	(267)	-
Loss from discontinued
operations before taxes	(15,183)	(3,358)
Provision for income taxes	-	-
	(15,183)	(3,358)

Included in loss before income taxes from discontinued operations in the year ended January 1, 2011 is $15,280 of stock-based and other compensation awards that were triggered upon the change in control of SBI.

The business sold represented the former SunOpta BioProcess segment.

(e)	Summary of assets held for sale

The assets and liabilities related to the Consumer Products Group asset sales and CSOP disposal have been reclassified as assets and liabilities held for sale on the Company's balance sheet as at January 1, 2011 as follows:

	Mexico	California	CSOP	Held for Sale
	$	$	$	$

Cash and cash equivalents	-	-	308	308
Accounts receivable	-	-	98	98
Prepaid expenses and other current assets	-	-	18	18
Current assets held for sale	-	-	424	424

Property, plant and equipment	1,927	1,879	1,049	4,855
Non-current assets held for sale	1,927	1,879	1,049	4,855

Accounts payable and accrued liabilities	-	-	1,028	1,028
Current liabilities held for sale	-	-	1,028	1,028

Long-term debt	-	-	250	250
Non-controlling interest	-	-	108	108
Non-current liabilities held for sale	-	-	358	358

Derivative financial instruments and fair value measurement	12 Months Ended
Dec. 31, 2011
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivative Instruments Hedging Activities And Fair Value Measurement Disclosure [Text Block]

4. Derivative financial instruments and fair value measurement

The following table presents for each of the fair value hierarchies, the assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2011 and January 1, 2011:

December 31, 2011
		Fair value
		asset (liability)	Level 1	Level 2	Level 3
(a)	Commodity futures and forward contracts (1)
	Unrealized short-term derivative gain	2,125	34	2,091	-
	Unrealized long-term derivative gain	271	-	271	-
	Unrealized short-term derivative loss	(1,410)	-	(1,410)	-
	Unrealized long-term derivative loss	(70)	-	(70)	-
(b)	Inventories carried at market (2)	12,685	-	12,685	-
(c)	Interest rate swap (3)	(256)	-	(256)	-
(d)	Forward foreign currency contracts (4)	(149)	-	(149)	-
(e)	Contingent consideration(5)	(4,456)	-	-	(4,456)

January 1, 2011
		Fair value
		asset (liability)	Level 1	Level 2	Level 3
(a)	Commodity futures and forward contracts (1)
	Unrealized short-term derivative gain	9,093	-	9,093	-
	Unrealized long-term derivative gain	342	-	342	-
	Unrealized short-term derivative loss	(7,674)	(6,083)	(1,591)	-
	Unrealized long-term derivative loss	(6)	-	(6)	-
(b)	Inventories carried at market (2)	17,353	-	17,353	-
(c)	Interest rate swap (3)	(891)	-	(891)	-
(d)	Forward foreign currency contracts (4)	569	-	569	-
(e)	Contingent consideration (5)	(4,504)	-	-	(4,504)

(1)       Unrealized short-term derivative gain is included in prepaid expenses and other current assets, unrealized long-term derivative gain is included in other assets, unrealized short-term derivative loss is included in other current liabilities and unrealized long-term derivative loss is included in long-term liabilities on the consolidated balance sheets.

(2)       Inventories carried at market are included in inventories on the consolidated balance sheets.

(3)       The interest rate swap is included in long-term liabilities on the consolidated balance sheets.

(4)       The forward foreign currency contracts are included in accounts receivable on the consolidated balance sheets.

(5)       Contingent consideration obligations are included in long-term liabilities (including the current portion thereof) on the consolidated balance sheets.

(a)       Commodity futures and forward contracts

The Company's derivative contracts that are measured at fair value include exchange-traded commodity futures and forward commodity purchase and sale contracts. Exchange-traded futures are valued based on unadjusted quotes for identical assets priced in active markets and are classified as level 1. Fair value for forward commodity purchase and sale contracts is estimated based on exchange-quoted prices adjusted for differences in local markets. Local market adjustments use observable inputs or market transactions for similar assets or liabilities, and, as a result, are classified as level 2. Based on historical experience with the Company's suppliers and customers, the Company's own credit risk, and the Company's knowledge of current market conditions, the Company does not view non-performance risk to be a significant input to fair value for the majority of its forward commodity purchase and sale contracts.

These exchange-traded commodity futures and forward commodity purchase and sale contracts are used as part of the Company's risk management strategy, and represent economic hedges to limit risk related to fluctuations in the price of certain commodity grains, as well as the price of cocoa. These derivative instruments are not designated as hedges for accounting purposes. An $838 loss for the year ended December 31, 2011 and a gain of $1,503 for the year ended January 1, 2011 were recorded in cost of goods sold on the consolidated statements of operations related to changes in the fair value of these derivatives.

At December 31, 2011, the notional amounts of open corn and soybean commodity futures and forward purchase and sale contracts were as follows (in thousands of bushels):

		Number of bushels
		purchase (sale)
	Corn	Soybeans
Forward commodity purchase contracts	866	523
Forward commodity sale contracts	(659)	(854)
Commodity futures contracts	(379)	(348)

In addition, as at December 31, 2011, the Company had open forward contracts to sell 56 lots of cocoa.

(b) Inventories carried at market

Grains inventory carried at fair value is determined using quoted market prices from the CBoT. Estimated fair market values for grains inventory quantities at period end are valued using the quoted price on the CBoT adjusted for differences in local markets, and broker or dealer quotes. These assets are placed in level 2 of the fair value hierarchy, as there are observable quoted prices for similar assets in active markets. Gains and losses on commodity grains inventory are included in cost of sales on the consolidated statements of operations. At December 31, 2011, the Company had 230,737 bushels of commodity corn and 678,100 bushels of commodity soybeans, in inventories carried at market.

(c)        Interest rate swap

Opta Minerals utilizes an interest rate swap contract to minimize its exposure to interest rate risk. A notional amount of Cdn $17,200 (U.S. - $16,912) of floating rate debt was effectively converted to fixed rate debt at a rate of 5.25% for the period August 2008 to August 2012. At each period end, management calculates the mark-to-market fair value using a valuation technique using quoted observable prices for similar instruments as the primary input. Based on this valuation, the previously recorded fair value is adjusted to the current mark-to-market position. The mark-to-market gain or loss is placed in level 2 of the fair value hierarchy. The interest rate swap is designated as a cash flow hedge for accounting purposes and accordingly, gains and losses on changes in the fair value of the interest rate swap are included in other comprehensive income on the consolidated statements of operations. For the year ended December 31, 2011, a $635 gain, net of income taxes of $195, has been recorded in other comprehensive earnings due to the change in fair value for this derivative.

(d)        Foreign forward currency contracts

As part of its risk management strategy, the Company enters into forward foreign exchange contracts to reduce its exposure to fluctuations in foreign currency exchange rates. For any open forward foreign exchange contracts at period end, the contract rate is compared to the forward rate, and a gain or loss is recorded. These contracts are placed in level 2 of the fair value hierarchy, as the inputs used in making the fair value determination are derived from and are corroborated by observable market data. While these forward foreign exchange contracts typically represent economic hedges that are not designated as hedging instruments, certain of these contracts may be designated as hedges. At December 31, 2011 the Company had open forward foreign exchange contracts with a notional value of €6,492, Cdn $3,695 and U.S. $11,156 that resulted in an unrealized loss of $149 which is included in foreign exchange gain on the consolidated statements of operations.

(e)        Contingent consideration

The fair value measurement of contingent consideration arising from business acquisitions (see note 2) is determined using unobservable (level 3) inputs. These inputs include (i) the estimated amount and timing of the projected cash flows on which the contingency is based; and (ii) the risk-adjusted discount rate used to present value those cash flows.

The following table presents a reconciliation of contingent consideration liabilities measured on a recurring basis for the year ended December 31, 2011.

	Balance,				Balance,
	January 1,		Fair value		December 31,
	2011	Additions(1)	adjustments(2)	Accretion(3)	2011
Contingent consideration	(4,504)	(1,051)	1,235	(136)	(4,456)

(1)       Represents acquisition-date fair value (see note 2).

(2)       Amount reflects changes in the probability of achievement of the factors on which the contingencies are based, which amount is included in other expense, net on the consolidated statements of operations (see notes 2 and 14).

(3)       Represents accretion of interest expense, which is included in interest expense, net on the consolidated statements of operations.

Accounts receivables	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Financing Receivables [Text Block]

5. Accounts receivable

	December 31, 2011	January 1, 2011
	$	$
Trade receivables	95,824	100,336
Allowance for doubtful accounts	(1,647)	(1,559)
	94,177	98,777

The change in the allowance for doubtful accounts provision for the years ended December 31, 2011 and January 1, 2011 is comprised as follows:

	December 31, 2011	January 1, 2011
	$	$
Balance, beginning of year	1,559	1,953
Net additions to provision	870	985
Accounts receivable written off, net of recoveries	(675)	(1,181)
Effects of foreign exchange rate differences	(107)	(198)
Balance, end of year	1,647	1,559

Inventories	12 Months Ended
Dec. 31, 2011
Inventory Disclosure [Abstract]
Inventory Disclosure Text Block

6. Inventories

	December 31, 2011	January 1, 2011
	$	$
Raw materials and work-in-process	147,051	98,140
Finished goods	83,222	84,529
Company-owned grain	17,351	21,897
Inventory reserve	(6,772)	(4,288)
	240,852	200,278

The change in the inventory reserve for the years ended December 31, 2011 and January 1, 2011 is comprised as follows:

	December 31, 2011	January 1, 2011
	$	$
Balance, beginning of year	4,288	9,799
Additions to reserve during the year	7,365	2,570
Reserves applied and inventories written off during the year	(4,844)	(8,062)
Effect of foreign exchange rate differences	(37)	(19)
Balance, end of year	6,772	4,288

Property, plant and equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

7. Property, plant and equipment

	December 31, 2011
	Cost	Accumulated depreciation	Net book value

	$	$	$
Land	6,256	-	6,256
Buildings	47,498	13,044	34,454
Machinery and equipment	135,692	61,325	74,367
Enterprise software	6,818	5,220	1,598
Office furniture and equipment	6,238	4,163	2,075
Vehicles	5,352	3,368	1,984
	207,854	87,120	120,734

	January 1, 2011
	Cost	Accumulated depreciation	Net book value

	$	$	$
Land	4,995	-	4,995
Buildings	42,769	8,865	33,904
Machinery and equipment	124,751	53,623	71,128
Enterprise software	6,862	5,083	1,779
Office furniture and equipment	7,012	5,006	2,006
Vehicles	4,857	3,469	1,388
	191,246	76,046	115,200

Included in machinery and equipment as at December 31, 2011 is $8,016 (January 1, 2011 - $4,281) representing construction in process assets which were not being depreciated as they had not yet reached the stage of commercial viability. Also included in machinery and equipment is equipment under capital leases with a cost of $1,266 (January 1, 2011 - $431) and a net book value of $956 (January 1, 2011 - $172). In addition, machinery and equipment includes $2,618 (January 1, 2011 - $2,477) of spare parts inventory.

Total depreciation expense included in cost of goods sold and selling, general and administrative expense on the consolidated statements of operations related to property, plant and equipment for the year ended December 31, 2011 was $13,935 (January 1, 2011 - $13,167, December 31, 2009 - $12,382).

Goodwill impairment	12 Months Ended
Dec. 31, 2011
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill Disclosure [Text Block]

8. Goodwill and intangible assets

	December 31, 2011	January 1, 2011
	$	$

Goodwill	49,387	48,174

Intangible assets with a finite life at cost, less accumulated
amortization of $24,048 (January 1, 2011 - $18,988)	48,624	60,200

The following is a summary of changes in goodwill:

		$
Balance at December 31, 2009		31,431

Acquisitions during the year		18,286
Additions during the year(1)		667
Goodwill impairment		(1,654)
Impact of foreign exchange		(556)
Balance at January 1, 2011		48,174

Acquisitions during the year		1,233
Additions during the year(1)		249
Impact of foreign exchange		(269)
Balance at December 31, 2011		49,387

(1)       During the years ended December 31, 2011 and January 1, 2011, the Company recorded contingent consideration payments of $667 and $249, respectively, as an increase to goodwill relating to business combinations that occurred prior to January 1, 2009, based on the related acquired companies achieving predetermined earnings or other operational results as defined in the respective purchase and sale agreements.

There was no indication of goodwill impairment based on the testing done for the year ended December 31, 2011.

For the year ended January 1, 2011, the Company determined that there were external market conditions and other circumstances that suggested the carrying value of the natural health products reporting unit, which is part of the International Foods segment, may exceed its fair value. These external market conditions and other circumstances included reduced sales levels, increased competition leading to price concessions and decreased market share, shift in product mix causing lower gross margins, and product de-listing at certain retailers. As a result of completing the test for goodwill impairment, the Company determined that the carrying value of goodwill in its natural health reporting unit exceeded its fair value, and recorded a non-cash goodwill impairment charge of $1,654.

The fair values calculated in these impairment tests are determined using discounted cash flow models involving various assumptions. The following table summarizes the critical assumptions that were used in estimating fair value for the natural health product reporting unit:

Estimated cumulative average operating income growth (2011 - 2015)	47.4%
Projected long-term annual operating income growth (a)	2.5%
Weighted-average discount rate (b)	15.0%

(a)	Represents the operating income growth rate used to determine terminal value.
(b)	Represents the targeted weighted-average discount rate of 11% plus the impact of a specific reporting unit risk premium to account for the estimated additional uncertainty associated with future cash flows.

For the year ended December 31, 2009, the result of the annual goodwill impairment test indicated that the fair value of the Grains and Foods Group, the Ingredients Group and the International Foods Group exceeded their carrying values, and as a result, no impairment charge was recorded. After recording a $500 increase to goodwill as a result of contingent consideration earned at December 31, 2009, the Company tested the Consumer Products Group and determined that its carrying value exceeded its fair value. As a result, the $500 of goodwill added in 2009 was written off through a charge to goodwill impairment.

During the quarter ended September 30, 2009, Opta Minerals determined that there were external market conditions and other circumstances that suggested the carrying value of certain reporting units in Opta Minerals may exceed their fair value. These external market conditions and other circumstances included continued operating losses and extended periods of facility under-utilization due to continued weakness in the steel, abrasives and foundry markets. As a result of completing a test for goodwill impairment, Opta Minerals determined that the carrying value of goodwill in certain of its mill and foundry and abrasive products reporting units exceeded their fair value, and recorded a non-cash impairment charge of $8,341. The Company recorded this charge in its Opta Minerals operating segment.

The following table summarizes the critical assumptions that were used in estimating fair value in the 2009 impairment tests for segments where an impairment was determined:

Estimated cumulative average operating income growth (2010 - 2014)	5.0%
Projected long-term annual operating income growth (a)	2.0% - 7.0%
Weighted-average discount rate (b)	15.0%

(a)	Represents the operating income growth rate used to determine terminal value.
(b)	Represents the targeted weighted-average discount rate of 9.9% plus the impact of a specific reporting unit risk premium to account for the estimated additional uncertainty associated with future cash flows.

The following is a summary of changes in intangible assets:

	Customer and other	Patents and
	relationships	trademarks	Other	Total
	$	$	$	$

Balance at December 31, 2009	47,533	5,620	2,076	55,229

Business acquisitions	12,592	-	244	12,836
Additions	-	101	561	662
Impairments(1)	(2,808)	(135)	(24)	(2,967)
Amortization	(3,642)	(662)	(371)	(4,675)
Impact of foreign exchange	(1,316)	230	201	(885)
Balance at January 1, 2011	52,359	5,154	2,687	60,200

Business acquisitions	718	-	-	718
Additions	-	-	81	81
Impairments(1)	(2,024)	(4,000)	(271)	(6,295)
Amortization	(4,257)	(529)	(726)	(5,512)
Impact of foreign exchange	(478)	(79)	(11)	(568)
Balance at December 31, 2011	46,318	546	1,760	48,624

(1) See note ##Other.

The Company estimates that the aggregate future amortization expense associated with finite-life intangible assets in each of the next five fiscal years and thereafter will be as follows:

$
2012	4,658
2013	4,619
2014	4,127
2015	3,959
2016	3,715
Thereafter	27,546
48,624

Accounts payable and accrued liabilities	12 Months Ended
Dec. 31, 2011
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]

9. Accounts payable and accrued liabilities

	December 31, 2011	January 1, 2011
	$	$

Accounts payable	81,919	74,931
Payroll and commissions	9,405	14,782
Accrued grain liabilities	14,616	20,467
Other accruals	14,288	12,563
	120,228	122,743

Bank indebtedness	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Short Term Debt Text Block

10. Bank indebtedness

	December 31, 2011	January 1, 2011
	$	$
Canadian line of credit facility (a)	26	-
U.S. line of credit facility (b)	51,617	41,790
Opta Minerals Canadian line of credit facility (c)	7,765	3,546
TOC line of credit facilities (d)	50,310	30,574
	109,718	75,910

(a) Canadian line of credit facility

The Company has a Canadian line of credit of Cdn $5,000 (U.S. – $4,916), which matures on October 30, 2012. As at December 31, 2011, $4,058 (January 1, 2011 - nil) of this facility was utilized, representing $4,032 (January 1, 2011 - nil) committed through letters of credit. Interest on borrowings under this facility accrues at the borrower's option based on various reference rates including Canadian or U.S. bank prime, or Canadian bankers' acceptances, plus a margin based on certain financial ratios. As at December 31, 2011, the interest rate on this facility was 5.50% (January 1, 2011 – 5.00%), calculated as Canadian prime plus a premium of 2.50%. The maximum availability of this line is based on a borrowing base which includes certain accounts receivables and inventories of the Company's Canadian business as defined in the credit agreement. As at December 31, 2011, the borrowing base supported draws up to $4,916. As at December 31, 2011, the Company incurs standby fees equal to 0.75% of the undrawn balances on this facility.

(b) U.S. line of credit facility

The Company has a U.S. line of credit of $100,000, which matures on October 30, 2012. As at December 31, 2011, $60,359 (January 1, 2011 - $44,254) of this facility was utilized, including $8,742 (January 1, 2011 - $2,464) committed through letters of credit. Interest on borrowings under this facility accrues at the borrower's option based on various reference rates including U.S. bank prime, or U.S. LIBOR, plus a margin based on certain financial ratios. At December 31, 2011, the weighted-average interest rate on this facility was 3.80% (January 1, 2011 – 3.26%), based on LIBOR plus a premium of 3.50%. The maximum availability of this line is based on a borrowing base which includes certain accounts receivables and inventories of the Company's U.S. business as defined in the credit agreement. As at December 31, 2011, the borrowing base supported draws to $100,000. As at December 31, 2011, the Company incurs standby fees equal to 0.75% of the undrawn balances on this facility.

The Canadian and U.S. line of credit facilities above, as well as certain long-term debt balances (see note 11) are collateralized by a first priority security against substantially all of the Company's assets in Canada and the U.S., excluding the assets of Opta Minerals and The Organic Corporation ("TOC").

In January 2012, the Company completed amendments to its syndicated banking facilities, which included increases in the Canadian line of credit facility from Cdn $5,000 to Cdn $10,000 and the U.S. revolving line of credit facility from $100,000 to $115,000, with a corresponding decrease from $30,000 to $10,000 in the amount of availability under the facilities' accordion feature. The facilities' maturity date of October 30, 2012 did not change.

(c) Opta Minerals Canadian line of credit facility

Opta Minerals has a line of credit facility of Cdn $15,000 (U.S. – $14,710). As at December 31, 2011 and December 31, 2010, Cdn $9,089 (U.S. - $8,913) and Cdn $4,713 (U.S. – $4,712), respectively, of this facility has been utilized, including letters of credit in the amount of Cdn $1,171 (U.S. - $1,148) and Cdn $1,166 (U.S. – $1,166), respectively. Interest on borrowings under this facility accrues at the borrower's option based on various reference rates including prime, U.S. dollar base rate, bankers' acceptances or LIBOR plus a margin based on certain financial ratios of the Company. At December 31, 2011, the weighted-average interest rate on this facility was 5.77% (December 31, 2010 – 6.93%).

Opta Minerals' line of credit facility, along with its unused portion of the revolving acquisition facility (see note 11(c)), are subject to annual extensions, which were extended on November 3, 2011 to August 15, 2012.

(d)       TOC line of credit facilities

TOC has a line of credit facility of € 35,000 (U.S. - $45,402). As at December 31, 2011 and January 1, 2011, €33,666 (U.S. - $43,671) and € 22,589 (U.S. – $30,249), respectively, of this facility had been utilized, including letters of credit in the amount of € 977 (U.S. – $1,267) and € 181 (U.S. – $243), respectively. Interest on borrowings under this facility accrues at the borrower's option based on various reference rates including U.S. LIBOR and euro LIBOR plus a premium of 1.85%. At December 31, 2011, the weighted-average interest rate on this facility was 2.86%. The maximum availability of this line is based on a borrowing base which includes certain accounts receivables and inventories of TOC and its subsidiaries. At December 31, 2011 and January 1, 2011, the borrowing base securing this facility supported draws to € 35,000 (U.S. – $45,402) and € 22,938 (U.S. – $30,716), respectively.

On July 4, 2011, the banking agreement that includes the TOC line of credit facility was modified to increase the availability under the facility by up to an additional €11,000 (U.S. - $14,736) to fund operations. Borrowings under this modified facility are secured through a letter of credit drawn on the Company's U.S. line of credit facility. On July 8, 2011, the Company provided a letter of credit in the amount of €5,000 (U.S. - $6,486). As at December 31, 2011, that amount of additional availability had been fully utilized by TOC.

In the first quarter of 2011, a wholly-owned subsidiary of TOC entered into a line of credit facility with capacity of € 5,000 (U.S. – $6,486). As at December 31, 2011, this line is guaranteed through a $1,200 letter of credit issued by the Company on its U.S. line of credit facility. As at December 31, 2011, € 857 (U.S. – $1,112) of this facility had been used. Interest on borrowings under this facility accrues at the Chinese central bank's interest rate, as published by the People's Bank of China, multiplied by 125%, or 8.20% at December 31, 2011.

A less-than-wholly-owned subsidiary of TOC has line of credit facilities with availability of $308 (January 1, 2011 - $1,297) which are fully guaranteed by TOC. As at December 31, 2011, $308 (January 1, 2011 - $568) of these facilities had been used. Interest on borrowings under the facility accrues at a fixed rate of 9.75%.

All of the line of credit facilities described above are due on demand with no fixed maturity date.

Long-term debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Long Term Debt Text Block

11. Long-term debt

	December 31, 2011	January 1, 2011

Syndicated Lending Agreement:
Non-revolving real estate term facility (a)	12,133	13,000
Non-revolving machinery and equipment term facility (b)	11,078	17,000

Other Long-Term Debt:
Opta Minerals term loan facility (c)	6,392	7,766
Opta Minerals revolving acquisition facility (d)	12,420	11,419
Subordinated debt to former shareholders of TOC (e)	-	4,569
Promissory notes (f)	8,744	10,590
Other long-term debt (g)	711	264
Term loans payable and capital lease obligations (h)	786	124
	52,264	64,732
Less: current portion	35,198	22,247
	17,066	42,485

(a) Non-revolving real estate term facility

The non-revolving real estate term facility has a maximum available borrowing amount of $13,000. This facility matures on October 30, 2012, and has quarterly minimum repayments of approximately $217. As at December 31, 2011, $12,133 (January 1, 2011 - $13,000) was drawn on this facility, and the weighted-average interest rate was 4.30% (January 1, 2011 - 3.76%), based on the level of borrowings, and a credit spread based on either U.S. prime or LIBOR rates.

(b) Non-revolving machinery and equipment term facility

The non-revolving machinery and equipment term facility has a maximum available borrowing amount of $17,000. This facility matures on October 30, 2012, and has quarterly minimum repayments of approximately $850. As at December 31, 2011, $11,078 (January 1, 2011 - $17,000) was drawn on this facility, and the weighted-average interest rate was 4.30% (January 1, 2011 - 3.76%), based on the level of borrowings, and a credit spread based on either U.S. prime or LIBOR rates. As a result of the sale of property, plant and equipment in the second quarter of 2011 (see note 3(a)), an additional $2,523 was repaid on this facility, in accordance with the credit agreement.

The above term facilities, and the Canadian and U.S. line of credit facility (see note 10(a), (b)), are collateralized by a first priority security against substantially all of the Company's assets in Canada and the U.S., excluding the assets of Opta Minerals and TOC.

(c) Opta Minerals term loan facility

The term loan facility has a maximum available borrowing amount of Cdn $6,518 (U.S. - $6,392). This facility matures on August 30, 2012, is renewable at the option of the lender and Opta Minerals, and has quarterly principal repayments of Cdn $312 (U.S. - $306). At December 31, 2011 and December 31, 2010, the term loan facility was fully drawn. As at December 31, 2011, the weighted-average interest rate on this facility was 7.33% (December 31, 2010 – 7.61%).

(d) Opta Minerals revolving acquisition facility

The revolving acquisition facility has a maximum available borrowing amount of Cdn $14,043 (U.S. - $13,772) to finance future acquisitions and capital expenditures. Principal is payable quarterly equal to 1/40 of the drawdown amount. Any remaining outstanding principal under this facility is due upon maturity. The facility is revolving for one year, with a five year term-out option. The outstanding balances on the revolving acquisition facility at December 31, 2011 and 2010 were Cdn $12,665 (U.S. - $12,420) and Cdn $11,421 (U.S. - $11,419), respectively. At December 31, 2011, the weighted-average interest rate on this facility was 5.62% (December 31, 2010 - 7.05%).

In February 2012, in connection with its acquisition of Babco Industrial Corp. ("Babco") (see note 22), Opta Minerals' credit agreement was amended to increase the borrowing amount available under the revolving acquisition facility by Cdn $19,000 (U.S. - $18,682).

The Opta Minerals' credit facilities described above are collateralized by a first priority security interest on substantially all of the Opta Minerals assets in both Canada and the U.S.

In 2007, Opta Minerals entered into an interest rate swap contract to exchange a notional amount of Cdn $17,200 (U.S. - $16,912) from a floating rate to a fixed rate of 5.25% from August 2008 to August 2012. The estimated fair value of the interest rate swap at December 31, 2011 was a loss of $256 (December 31, 2010 - loss of $891). As this contract has been designated a cash flow hedge, the incremental gain in fair value of $635, net of income taxes of $195, has been recorded in other comprehensive earnings for the period. The fair value liability is included in long-term liabilities on the consolidated balance sheets. In February 2012, Opta Minerals entered into a Cdn $15,000 (U.S. - $14,749) interest rate swap commencing in August 2012, the date of expiry of the existing contract. On the same day, Opta Minerals also entered into a Cdn $19,000 (U.S. - $18,682) interest rate swap. The combined interest rate swap will expire in February 2017.

(e)       Subordinated debt to former shareholders of TOC

In conjunction with the acquisition of TOC on April 2, 2008, its former shareholders provided a subordinated loan to TOC in the amount of €3,000 (U.S. - $4,019). The loan bore interest at 7% payable to the former shareholders on a semi-annual basis. The subordinated loan, including all accrued interest, which was originally repayable in full on March 31, 2011 was extended to July 8, 2011, and paid in full during 2011.

(f) Promissory Notes

Promissory notes consist of notes issued to former shareholders as a result of business acquisitions. As consideration in the acquisition of TOC, the Company issued a total of €9,000 (U.S. - $11,675) in promissory notes which are secured by a pledge of the common shares of TOC. Of the amount issued, €1,000 (U.S. - $1,436) was paid in cash on April 5, 2010 and €2,000 (U.S. - $2,672) was paid in cash on October 7, 2011. The remaining €6,000 (U.S. - $7,783) will be repaid in three €2,000 tranches on January 6, 2012, April 6, 2012 and July 6, 2012. The outstanding balance accrues interest at 5% per annum. The former shareholders can demand full repayment of the remaining amount owing. Due to TOC's opening balance sheet not meeting pre-determined working capital targets, and an undisclosed liability that existed prior to the Company's April 2, 2008 acquisition, € 528 (U.S. - $685) of the promissory notes extended above will not be paid. Accordingly, the balance of the promissory notes at December 31, 2011 is €5,472 (U.S. - $7,098). Subsequent to year end, the balance owing as of January 6, 2012, including accrued interest, was paid to the former shareholders.

During fiscal 2011, the former shareholders of TOC advanced $1,380 to TOC to fund working capital. The loan accrues interest at 7% per annum, and is repayable no later than July 21, 2012. As at December 31, 2011, the full amount remains outstanding. In addition, $266 remains owing to various former shareholders at a weighted-average interest of 6.73%.

All of the outstanding promissory notes described above, totaling $8,744 as at December 31, 2011, are due in the next 12 months, or on demand.

(g)       Other long-term debt

As at December 31, 2011, a less-than-wholly-owned subsidiary of TOC borrowed Ethiopian birr in an amount equivalent to $711 (January 1, 2011 - $264). At December 31, 2011, the weighted-average interest rate on borrowed funds was 10.3% (January 1, 2011 - 10.3%).

(h)        Term loans payable and capital lease obligations

Term loans payable bear a weighted-average interest rate of 5.1% (January 1, 2011 – 5.3%) due in varying instalments through 2013 with principal payments of $215 due in the next 12 months.

Capital lease obligations are due in monthly payments, with a weighted-average interest rate of 7.2% (January 1, 2011 - 6.9%).

The long-term debt and capital leases described above require the following repayments during the next five fiscal years and thereafter:

$
2012	35,198
2013	3,744
2014	2,904
2015	2,873
2016	2,817
Thereafter	4,728
52,264

Interest expense on long-term debt for the year ended December 31, 2011 was $2,525 (January 1, 2011 - $5,438; December 31, 2009 - $7,047). Interest on bank indebtedness and other debt was $6,561 (January 1, 2011 - $4,294; December 31, 2009 - $6,087).

Interest expense and interest income include:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Interest expense before accretion on TOC debt	9,086	9,732	13,134
Accretion on long-term debt due to TOC acquisition	-	218	875
Interest expense	9,086	9,950	14,009
Interest income	(247)	(201)	(170)
Interest expense, net	8,839	9,749	13,839

Employee future benefits	12 Months Ended
Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

12. Employee future benefits

TOC maintains a defined benefit pension plan for its employees. Contributions made to the plan by TOC and its employees totaled $302 and $170 for the years ended December 31, 2011 and January 1, 2011, respectively. As at December 31, 2011, the fair value of the plan assets amounted to $761 (January 1, 2011 - $550) and the projected benefit obligation of the plan totaled $1,267 (January 1, 2011 - $944). As at December 31, 2011, the future service lives of plan participants was estimated to be 31 years. The net pension liabilities of $506 and $394 as of December 31, 2011 and January 1, 2011, respectively, are included in long-term liabilities on the consolidated balance sheets. The net periodic benefit cost of the plan amounted to $217, $173 and $209 in the years ended December 31, 2011, January 1, 2011 and December 31, 2009, respectively.

Capital stock	12 Months Ended
Dec. 31, 2011
Stockholders Equity Note Abstract
Stockholders Equity Note Disclosure Text Block

13. Capital stock

The Company is authorized to issue an unlimited number of common shares without par value and an unlimited number of special shares without par value (of which none are outstanding).

The following is a summary of changes in the Company's capital stock:

	Warrants and rights		Common shares		Total
	Number	$	Number	$	$
Balance at December 31, 2008	-	-	64,493,320	177,858	177,858
Employee share purchase plan	-	-	487,148	823	823
Treasury	-	-	2,500	13	13
Balance at December 31, 2009	-	-	64,982,968	178,694	178,694
Options exercised	-	-	315,720	1,207	1,207
Employee share purchase plan	-	-	198,903	747	747
Treasury	-	-	2,500	13	13
Warrants issued	850,000	2,163	-	-	2,163
Balance at January 1, 2011	850,000	2,163	65,500,091	180,661	182,824
Options exercised	-	-	177,279	821	821
Employee share purchase plan	-	-	119,028	626	626
Balance at December 31, 2011	850,000	2,163	65,796,398	182,108	184,271

Employee/director option plans

The Company grants options to employees and directors from time to time under employee/director stock option plans. On May 19, 2011, the Company's shareholders approved an amendment to the Company's 2002 Amended and Restated Stock Option Plan to increase the number of common shares reserved for issuance upon the exercise of options granted thereunder from 5,000,000 to 7,500,000 common shares. The amendment had been approved by the Company's Board of Directors on March 8, 2011, based on a recommendation of the Compensation Committee. As at December 31, 2011, 2,838,241 (January 1, 2011 - 823,480) options are remaining to be granted under this plan.

Employee/director stock options granted by the Company contain an exercise price, which is equal to the closing market price of the shares on the day prior to the grant date. Any consideration paid by employees/directors on exercise of stock options or purchase of stock is credited to capital stock. Option grants generally vest 20% on each of the first through fifth anniversaries from the date of grant and expire on the sixth anniversary of the grant date. The Company uses reserved and unissued common shares to satisfy option exercises under the plan.

Details of changes in employee/director stock options are as follows:

			Weighted
		Weighted-	average
		average	remaining	Aggregate
		exercise price	contractual term	intrinsic value
	Options	$	(Years)	$
Outstanding at beginning of year	2,348,100	4.89
Granted	941,500	7.06
Exercised	(177,279)	2.98
Forfeited or expired	(456,261)	6.49
Outstanding at end of year	2,656,060	5.51	4.5	2,277
Exercisable at end of year	732,060	6.32	3.1	707

The weighted-average grant-date fair values of all stock options granted in fiscal 2011, 2010 and 2009 were $4.36, $2.79 and $1.05, respectively. The weighted-average assumptions used in the Black-Scholes option pricing model to determine the fair value of the options granted in the years ended December 31, 2011, January 1, 2011 and December 31, 2009 were as follows:

	December 31, 2011	January 1, 2011	December 31, 2009
Dividend yield(1)	0%	0%	0%
Expected volatility(2)	68.0%	68.2%	71.0%
Risk-free interest rate(3)	1.8%	2.3%	2.0%
Expected life of options (in years)(4)	6	6	6

(1)       Determined based on expected annual dividend yield at the time of grant.

(2)       Determined based on historical volatility of the Company's common shares over the expected life of the option.

(3)       Determined based on the yield on U.S. Treasury zero-coupon issues with maturity dates equal to the expected life of the option.

(4)       Determined based on historical exercise and forfeiture patterns.

The fair value of the options is based on estimates of the number of options that management expects to vest, which is estimated to be 85% of the granted amounts.

Details of employee/director stock options outstanding as at December 31, 2011 are as follows:

		Vested	Weighted	Total	Weighted
	Exercise	outstanding	average price	outstanding	average price
Expiry date	price range	options	(vested)	options	(total)
			$		$
2012	$10.86 to $11.66	93,000	11.23	93,000	11.23
2013	$12.31 to $13.75	136,800	12.55	171,000	12.55
2014	$4.06 to $13.35	184,700	5.59	329,700	5.58
2015	$0.91 to $1.92	212,760	1.66	661,260	1.66
2016	$4.45 to $5.62	94,800	4.49	531,600	4.49
2017	$4.88 to $7.72	10,000	5.17	869,500	7.04
		732,060	6.32	2,656,060	5.51

Earnings from continuing operations for the year ended December 31, 2011 includes $2,090 (January 1, 2011 - $2,136; December 31, 2009 - $1,435) of stock compensation expense related to the Company's stock-based compensation arrangements, including $354 (January 1, 2011 - $777; December 31, 2009 - $285) in stock-based compensation for the options issued by Opta Minerals to its employees. The Company also realized a cash tax benefit of $86 (January 1, 2011 - $42; December 31, 2009 - $6) relating to options granted in prior years and exercised in the current year, which was recorded as an increase in additional paid-in capital. Total compensation costs related to non-vested awards not yet recognized as an expense is $5,098 as at December 31, 2011, which will be amortized over a weighted-average remaining vesting period of 2.1 years.

Employee share purchase plan / compensation grants

The Company maintains an employee share purchase plan whereby employees can purchase common shares through payroll deductions. In the year ended December 31, 2011, the Company's employees purchased 119,028 common shares (January 1, 2011 - 198,903; December 31, 2009 - 487,148) for total proceeds of $626 (January 1, 2011 - $760; December 31, 2009 - $836). As at December 31, 2011, 1,555,064 (January 1, 2011 - 1,674,092) common shares are remaining to be granted under this plan.

Warrants

On February 5, 2010 (the “First Tranche”) and June 11, 2010 (the “Second Tranche”), the Company issued warrants pursuant to an Advisory Services Agreement. A fair value of $441 and $1,722, respectively, was assigned to these warrants, using the Black-Scholes option pricing model, and were expensed in full during the quarter of issuance with the offset recorded as an increase to additional paid-in capital. The Second Tranche of warrants were issued following the consummation of the sale of the CFD business (see note 3(c)) and the cost was included as part of the gain on sale of discontinued operations. As at December 31, 2011, the First Tranche and Second Tranche of warrants have not been exercised.

Other expense, net	12 Months Ended
Dec. 31, 2011
Other Income And Expenses [Abstract]
Other Income And Other Expense Disclosure Text Block

14. Other expense (income), net

		December 31, 2011	January 1, 2011	December 31, 2009
		$	$	$

(a)	Long-lived asset impairment charges	7,868	7,549	-
(b)	Severance and other rationalization costs	924	1,805	1,182
(c)	Acquisition-related transaction costs	467	547	-
(d)	Gain on sale of assets	(2,872)	-	-
(e)	Adjustment to fair value of contingent consideration	(1,235)	-	-
(f)	Legal settlements	(512)	-	1,425
(g)	Wind-up of defined benefit pension plan	-	588	-
	Other	457	456	(362)
		5,097	10,945	2,245

(a) Long-lived asset impairment charges

In the fourth quarter of 2011, the Company evaluated whether the carrying amounts of tangible and intangible long-lived assets of its Purity Life Natural Health Products operation were recoverable based on the estimated undiscounted future cash flows from their remaining use. This evaluation indicated that these cash flows were not sufficient to recover the carrying amount of those assets and that impairment charges of $6,025 and $1,485 were required to write down intangible assets and property, plant and equipment of Purity Life, respectively. In addition, the Company reduced the weighted-average useful life of the remaining Purity Life tangible and intangible long-lived assets to two years. Purity Life is part of the International Foods. Also in the fourth quarter of 2011, the Company wrote off certain long-lived tangible and intangible assets of its Frozen Foods operation in the amounts of $88 and $270, respectively. The Frozen Foods operation is part of the Consumer Products Group.

In fiscal 2010, the Company recorded an asset impairment charge of $4,224 against the carrying value of property, plant and equipment within the Mexican and California fruit processing operations. Following management's decision to rationalize these operations, the carrying value of the property, plant and equipment was written down to its fair value. A supplier relationship intangible asset in the amount of $454 was also written off, as the rationalization plan impaired all future value of the relationship. In addition, the Company identified and wrote off $516 of obsolete equipment at its Healthy Snacks operation. The Company also recorded an intangible assets impairment charge of $2,355 in connection with the closure of its brokerage operation in Chicago, Illinois. All of these impairments charges were related to the Consumer Products Group and totaled $7,549.

(b) Severance and other rationalization costs

In fiscal 2011, the Company recorded employee severance and other rationalization costs mainly in connection with the divestiture of fruit processing operations in Mexico and California (see note 3(a)) and headcount reductions at a Purity Life distribution facility in Acton, Ontario. In fiscal 2010, these costs were related to the rationalization of operations at the Purity Life distribution facility in response to market conditions, and the closure of the Chicago-based brokerage operation. In fiscal 2009, the Company consolidated certain manufacturing operations to Omak, Washington and ceased fruit processing at a leased facility in Buena Park, California.

(c) Acquisition-related transaction costs

Represents acquisition-related transaction costs incurred in connection with the fiscal 2011 acquisitions of Inland and Lorton's and the fiscal 2010 acquisitions of Dahlgren and Edner (see note 2).

(d) Gain on sale of assets

During the second quarter of 2011, the Company completed the sales of processing equipment and land and buildings located in Mexico to Fruvemex for proceeds of $5,650 (see note 3(a)). The Company recorded a gain on sale of $2,872, after deducting the carrying value of the assets and related transaction costs.

(e) Adjustments to fair value of contingent consideration

In fiscal 2011, the Company remeasured the fair value of the contingent consideration related to the acquisitions of Dahlgren (see note 2(b)) and Edner (see note 2(c)), which resulted in a $1,235 reduction in the related contingent consideration liabilities.

(f) Legal settlements

In fiscal 2011, the Company recorded a recovery of $512 in connection with the settlement of the Vargas Class Action (see note 20(a)). In fiscal 2009, the Company had accrued $1,200 related to the tentative settlement of this matter. In addition, in fiscal 2009, the Company settled a claim related to commissions with a former business partner for $225.

(g) Wind-up of defined benefit pension plan

As a result of the wind-up of a defined benefit plan in 2010, the Company recognized a non-cash charge of $588 that was previously recorded in accumulated other comprehensive income on the consolidated balance sheet.

Income taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

15. Income taxes

The provision for (recovery of) income taxes from continuing operations differs from the amount that would have resulted by applying the combined Canadian federal and provincial statutory income tax rate to earnings (loss) before income taxes due to the following:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Income tax provision (recovery) at combined
statutory rate	5,392	6,992	(3,925)

Income (decrease) by the effects of:
Impact of foreign exchange	194	(138)	(2,171)
Change in valuation allowance	(1,054)	(3,708)	2,123
Foreign tax rate differential	824	849	(800)
Impact of enacted tax rates	1,036	(298)	1,743
Benefit of cross-jurisdictional financing structures	(1,231)	(1,483)	(3,126)
Impact of capital gains and losses	-	2,227	(1,052)
Impact of goodwill and intangible asset
impairments	606	264	2,625
Change in unrecognized tax benefits	-	(549)	(455)
SRED and other ITCs carried forward in the year	(988)	-	(456)
Expiring non-capital losses and R&D credits
plus a change in Cdn capital losses	2,002	-	-
Other	1,266	1,902	2,456
Provision for (recovery of) income taxes	8,047	6,058	(3,038)

The components of earnings (loss) from continuing operations before income taxes are shown below:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Canada	(10,063)	(9,505)	(8,980)
U.S.	17,136	24,645	(2,077)
Other	12,185	5,494	(1,221)
	19,258	20,634	(12,278)

The components of the provision (recovery) of income taxes are shown below:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Current income tax provision (recovery):
Canada	(468)	2,546	3,568
U.S.	3,534	1	(705)
Other	2,724	1,103	(884)
	5,790	3,650	1,979

Deferred income tax provision (recovery):
Canada	(1,236)	(4,730)	(6,339)
U.S.	3,121	8,397	128
Other	372	(1,259)	1,194
	2,257	2,408	(5,017)
Provision for (recovery of) income taxes	8,047	6,058	(3,038)

Deferred income taxes of the Company are comprised of the following:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Differences in property, plant and equipment
and intangible assets	(29,088)	(30,998)	(25,082)
Capital and non-capital losses	16,240	26,651	30,303
Tax benefit of scientific research expenditures	4,908	3,513	3,575
Tax benefit of costs incurred during share issuances	191	(2,072)	390
Inventory basis differences and reserves	2,423	3,020	4,530
Other accrued reserves	2,124	(2,283)	1,468
	(3,202)	(2,169)	15,184
Less: valuation allowance	4,547	5,880	7,178
Net deferred income tax (liability) asset	(7,749)	(8,049)	8,006

The components of the deferred income tax asset (liability) are shown below:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Canada	11,278	10,451	12,107
U.S.	(16,009)	(16,136)	(806)
Other	(3,018)	(2,364)	(3,295)
	(7,749)	(8,049)	8,006

The components of the deferred income tax valuation allowance are as follows:

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Balance, beginning of year	5,880	7,178	4,153
Increase (decrease) in valuation allowance	(1,054)	(3,708)	2,123
Adjustments to valuation allowance as a result of
acquisitions and foreign exchange	(279)	2,410	902
Balance, end of year	4,547	5,880	7,178

The Company has approximately $10,628 (January 1, 2011 - $10,867) in Canadian scientific expenditures, which can be carried forward indefinitely to reduce future years' taxable income. The Company also has approximately $1,003 and $390 (January 1, 2011 – $1,026 and $657) in Canadian and U.S. scientific research investment tax credits and $166 (January 1, 2011 - $202) in Massachusetts research and development tax credits, which will expire in varying amounts up to 2029.

The Company has Canadian and U.S. federal non-capital loss carry-forwards of approximately $25,790 and $7,743, respectively, as at December 31, 2011 (January 1, 2011 - $29,598 and $31,598, respectively). The Company also has state loss carry-forwards of approximately $8,842 as at December 31, 2011 (January 1, 2011 - $15,872). The amounts are available to reduce future federal and provincial/state income taxes. Non-capital loss carry-forwards attributable to Canada and the U.S. expire in varying amounts over the next 20 years.

The Company has Canadian capital losses of approximately $655 as at December 31, 2011 (January 1, 2011 - $370) for which a full valuation allowance exists. These amounts are available to reduce future capital gains and do not expire.

The Company records net deferred tax assets to the extent it believes these assets will more likely than not be realized. In making such determinations, the Company considers all available positive and negative evidence, including future reversals of existing temporary differences, projected future taxable income, tax planning strategies and recent financial operations. Based on this evaluation, a valuation allowance of $4,547 (January 1, 2011 - $5,880) has been recorded against certain assets to reduce the net benefit recorded in the consolidated financial statements.

The Company has not provided Canadian deferred taxes on cumulative earnings of non-Canadian affiliates and associated companies that have been reinvested indefinitely. Deferred taxes are provided for earnings of non-Canadian affiliates and associated companies when the Company determines that such earnings are no longer indefinitely reinvested.

The Company believes it has adequately examined its tax positions taken or expected to be taken in a tax return; however, amounts asserted by taxing authorities could differ from the Company's positions. Accordingly, additional provisions on federal, provincial, state and foreign tax-related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved. A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding interest and penalties) is presented below.

	December 31, 2011	January 1, 2011
	$	$
Balance, beginning of year	2,568	3,117
Reductions resulting from lapse of applicable statute of limitations	-	(549)
Balance, end of year	2,568	2,568

The Company's unrecognized tax benefits largely include a possible reduction to prior year losses for U.S. exposures relating to the deductibility of certain interest amount accrued. The Company believes that it is reasonably possible that a decrease in unrecognized tax benefits related to tax exposures in the U.S. may be necessary as statute limitations lapse beginning in 2015.

Consistent with its historical financial reporting, the Company has classified interest and penalties related to income tax liabilities, when applicable, as part of interest expense in its consolidated statements of operations. The Company recognized $nil in potential interest and penalties associated with unrecognized tax benefits for the year ended December 31, 2011 (January 1, 2011 - $nil). The unrecognized tax benefits have been recorded as a reduction of long-term deferred tax assets. All of the unrecognized tax benefits could impact the Company's effective tax rate if recognized.

The number of years with open tax audits varies depending on the tax jurisdiction. The Company's major taxing jurisdictions include Canada, Ontario, the U.S. (including multiple states), and the Netherlands. The Company's 2007 through 2011 tax years (and any tax year for which available non-capital loss carry-forwards were generated up to the amount of non-capital loss carry-forward) remain subject to examination by the Internal Revenue Service for U.S. federal tax purposes, and the 2005 through 2011 tax years remain subject to examination by the appropriate governmental agencies for Canadian federal tax purposes. There are other ongoing audits in various other jurisdictions that are not considered material to the Company's consolidated financial statements.

Earnings per share	12 Months Ended
Dec. 31, 2011
Earnings Per Share Abstract
Earnings Per Share Text Block

16. Earnings (loss) per share

Earnings (loss) per share were calculated as follows:

	December 31, 2011	January 1, 2011	December 31, 2009

Earnings (loss) from continuing operations
attributable to SunOpta Inc.	$9,575	$13,208	($6,433)
(Loss) earnings from discontinued
operations, net of taxes	(4,279)	47,858	(330)
Earnings (loss) attributable to SunOpta Inc.	$5,296	$61,066	($6,763)

Weighted average number of shares used in
basic earnings per share	65,644,372	65,179,067	64,770,614
Dilutive potential of the following:
Employee/director stock options	705,332	663,506	-
Warrants	233,445	185,705	-
Diluted weighted average number
of shares outstanding	66,583,149	66,028,278	64,770,614

Earnings (loss) per share - basic:
-from continuing operations	$0.15	$0.20	($0.10)
-from discontinued operations	($0.07)	$0.73	-
	$0.08	$0.94	($0.10)

Earnings (loss) per share - diluted:
-from continuing operations	$0.14	$0.20	($0.10)
-from discontinued operations	($0.06)	$0.72	-
	$0.08	$0.92	($0.10)

For the years ended December 31, 2011 and January 1, 2011, options to purchase 1,355,700 and 837,900 common shares, respectively, have been excluded from the calculations of diluted earnings per share due to their anti-dilutive effect. Due to the loss attributable to SunOpta Inc. for the year ended December 31, 2009, options to purchase 2,480,425 common shares were excluded from the calculation of diluted earnings per share due to their anti-dilutive effect.

Supplemental cash flow information	12 Months Ended
Dec. 31, 2011
Supplemental Cash Flow Elements [Abstract]
Cash Flow Supplemental Disclosures Text Block

17. Supplemental cash flow information

	December 31, 2011	January 1, 2011	December 31, 2009
	$	$	$
Changes in non-cash working capital, net of
businesses acquired:
Accounts receivable	5,386	(8,451)	11,512
Inventories	(41,542)	(35,861)	34,559
Income tax recoverable	(1,247)	1,205	153
Prepaid expenses and other current assets	4,492	(10,613)	1,709
Accounts payable and accrued liabilities	(9,643)	17,310	(4,289)
Customer and other deposits	(2,143)	1,816	(150)
	(44,697)	(34,594)	43,494

Cash paid for:
Interest	7,632	8,993	11,268
Income taxes	7,256	2,105	1,240

Included in cash and cash equivalents is $698 as at December 31, 2011 (January 1, 2011 - $495) that is specific to Opta Minerals that cannot be utilized by the Company for general corporate purposes, and is maintained in separate bank accounts of Opta Minerals.

Related party transactions and balances	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

18. Related party transactions and balances

		December 31, 2011	January 1, 2011	December 31, 2009
		$	$	$

Purchases and sales at market rates
(a)	President of Grains and Foods Group - purchases	469	502	494
(a)	President of Grains and Foods Group - sales	174	104	134
(b)	Employees of Grains and Foods Group - purchases	1,352	823	1,151
(b)	Employees of Grains and Foods Group - sales	335	217	308
(c)	Minority partner at Trabocca B.V.	700	381	237

Rent paid to former owners or shareholders
(d)	Warehouses and administration facility	553	472	426
(e)	Production facility	-	-	155
(f)	Production, warehouse and office facility	512	430	439

Other transactions
(g)	Employment contract of former CEO	248	380	343
(h)	Payment of promissory note at Opta Minerals	-	-	1,500
(i)	Contingent consideration at Opta Minerals	233	447	-
(j)	Amounts due to/from officers and directors	97	2	2
(k)	Interest on subordinated debt	180	320	429
(l)	Interest on working capital advance	46	-	-

Discontinued operations
(m)	Warehouse and administration facility	-	163	355
(m)	Warehouse and administration facility	-	64	136
(m)	Sale of organic product	-	-	2,973
(m)	Rent at Opta Minerals from an affiliated company	-	24	22

In addition to transactions disclosed elsewhere in these consolidated financial statements, the Company entered into the following related party transactions:

  Represents purchases of agronomy products from the Company at market rates, as well as the sale of organic corn and soybeans at market rates to the Company, which are included in revenues and cost of sales, respectively, on the consolidated statement of operations.

  Represents purchases of agronomy products from the Company at market rates, as well as the sale of organic corn and soybeans at market rates to the Company, which are included in revenues and cost of sales, respectively, on the consolidated statement of operations.

  Represents the sale of coffee beans, at market prices, from TOC to a company that is owned by the non-controlling shareholder of Trabocca B.V., a less than wholly owned subsidiary of TOC. The sales are included in revenues on the consolidated statement of operations.

  Pursuant to the acquisition of Purity Life, the Company leased Purity Life's Acton, Ontario, warehouses and administration facilities from a company controlled by the former owners, one of whom was in a senior management position within the International Foods Group until September 2011. The lease was at market rates at inception and expired in 2011. The lease payments are included in selling, general and administrative expenses on the consolidated statement of operations.

  Pursuant to the acquisition of Neo-Nutritionals, Inc., the Company leased the Brantford, Ontario production facilities from a company controlled by a former owner, who was an employee of the Company to December 2009. The lease was at market rates and expired in 2010. The lease payments are included in selling, general and administrative expenses on the consolidated statement of operations.

  Pursuant to the acquisition of Pacific Fruit Processors, the Company leases a production, warehouse and office facility from a related party to the former President, who remains in a senior management position in the Consumer Products Group. The lease was at market rates at inception and is for a 60-month term with two five-year renewal periods expiring in June 2020. The lease payments are included in selling, general and administrative expenses on the consolidated statement of operations.

  Represents the amount owed to the Company's former Chief Executive Officer (“former CEO”) under an employment contract, which is included in long-term liabilities on the consolidated balance sheets. On February 1, 2007, the former CEO of the Company stepped down and remained Chairman of the Board at a reduced level of compensation subject to a contract expiring on February 26, 2020. The contract, amended on March 8, 2011, provides for consulting fees of $50 per year declining to $25 per year, to be paid on a sliding scale over time until February 26, 2020. Subsequent to the year 2012, the former CEO is no longer required to provide services to the Company although payments will continue. In the event that the former CEO passes away before February 26, 2020, any remaining amount payable under the contract will be paid to his surviving spouse until February 26, 2020.

  Represents long-term debt on the consolidated balance sheet to the former shareholders of Magnesium Technologies Corporation, which was a 2006 acquisition by Opta Minerals. The final $1,500 instalment related to this debt was paid in 2010. As a result of the appointment of a new director to Opta Minerals on May 12, 2008, the director received 26.5% of the total payments, based on his previous shareholdings.

  Pursuant to Opta Minerals purchase of the outstanding shares of Bimac Inc. (“Bimac”), contingent consideration not to exceed $3,850 may be payable to the former shareholders based on the achievement of certain pre-determined earnings targets to September 2016. Based on the earnings of Bimac for the year ended September 30, 2011, Opta Minerals recorded, and subsequently paid, $233 (2010 - $447, 2009 - $nil) of contingent consideration to the former shareholders, with an offsetting increase to goodwill. As a result of the appointment of a director to Opta Minerals in May 12, 2008, the director received 61.7% of the contingent consideration payment, based on his previous shareholdings.

  Represents amounts due to/from officers/directors of the Company included in accounts receivable on the consolidated balance sheets.

  Represents semi-annual interest payments on the subordinated debt paid to former shareholders of TOC (who remain in a senior management position) (see note 11(f)).

  Represents interest payments on the working capital advance paid to a former shareholder of TOC (who remains in a senior management position) (see note 11(f)).

  Due to the sale of the CFD assets and SBI (see note 3), the following related party transactions have been reclassified on the consolidated statement of operations to earnings (loss) from discontinued operations:

  Pursuant to the Pro Organics acquisition, the Company leased its Vancouver, British Columbia, warehouse and administration facility from a company controlled by a former owner. The lease was at market rates at inception and was for a five-year term with two five-year renewal periods, expiring in 2018.

  Pursuant to the acquisition of Les Importations Cacheres Hahamovitch Inc., the Company leased its Montreal, Quebec, warehouse and administration facility from the former owner. The lease was at market rates at inception and was renewable annually for a 12-month term through 2014.

  The former President of the Distribution Group (who was an employee until March 2009) sold organic product from his family farming operation, at market rates, to the former Distribution Group.

  Opta Minerals rents a facility to SBI, a former affiliated company, and received rental revenue.

Variable interest entities	12 Months Ended
Dec. 31, 2011
Variable Interest Entities [Abstract]
Variable Interest Entities Textblock

19. Variable interest entities

(a) The joint venture in CSOP, previously held by the Grains and Foods Group and consolidated as a VIE, was disposed of in the third quarter of 2011 (see note 3(b)).

(b) TOC holds an investment in a joint venture in Ethiopia related to hulling of organic sesame seeds. TOC purchases all of the output from the joint venture, and sells the product through its existing sales and marketing channels. TOC holds 35% of the voting common shares and consolidates its variable interest in the joint venture, as it has been determined to be the primary beneficiary.

The liabilities of the VIE consolidated by the Company represent claims against the specific assets of the VIE, and not additional claims on the Company's general assets. There is no recourse available to the creditors of the VIE against the Company. The impact of consolidating the investment in the joint venture on the consolidated balance sheet is as follows:

	December 31, 2011	January 1, 2011
	$	$
Current assets	718	859
Property, plant and equipment	1,361	1,767
Current liabilities	414	1,221
Long-term debt	711	264
Long-term liabilities	330	178
Non-controlling interest	(36)	424
Net investment by the Company	(660)	(539)

Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies Disclosure [Abstract]
Commitments And Contingencies Disclosure Text Block

20. Commitments and contingencies

(a)       Vargas Class Action

In September 2008, a single plaintiff and a former employee filed a wage and hour dispute, against the Company and SunOpta Fruit Group, Inc., as a class action alleging various violations of California's labor laws (the “Vargas Class Action”). A tentative settlement of all claims was reached at mediation on January 15, 2010 and the parties executed a settlement agreement resolving all claims of the class. On February 15, 2011, the terms of the proposed settlement were preliminarily approved by the court. As a result of the tentative settlement, $1,200 was accrued for a common fund to pay claims. Claim Forms totaling $315 were submitted against the common fund. Disbursements of $688 were made from the common fund to claimants to pay timely claims and to plaintiff's counsel and others to pay statutory attorneys fees, costs and administrative expenses. Thereafter, $512 of the original common fund was returned to the Company, resulting in a recapture gain (see note 14(f)).

(b)        Colorado Sun Oil Processors, LLC dispute

Colorado Mills and SunOpta Grains and Foods Inc. (formally Sunrich LLC, herein “Grains and Foods”), a wholly–owned subsidiary of the Company, organized a joint venture in 2008 to construct and operate a vegetable oil refinery adjacent to Colorado Mills' sunflower seed crush plant located in Lamar, Colorado. During the relationship, disputes arose between the parties concerning management of the joint venture, record–keeping practices, certain unauthorized expenses incurred on behalf of the joint venture by Colorado Mills, procurement of crude oil by Sunrich from Colorado Mills for processing at the joint venture refinery, and the contract price of crude oil offered for sale under an output term of the joint venture agreement.

The parties initiated a dispute resolution process as set forth in the joint venture agreement, which Colorado Mills aborted prematurely through the initiation of suit in Colorado State Court. Subsequent to the filing of that suit, Colorado Mills acted with an outside creditor of the joint venture to involuntarily place the joint venture into bankruptcy. As part of the bankruptcy proceeding, Colorado Mills purchased substantially all of the assets of the joint venture (see note 3(d)).

A separate arbitration proceeding occurred between Grains and Foods and Colorado Mills to resolve direct claims each party asserted against the other. The case was arbitrated during the week of August 8, 2011 and proposed findings were filed on September 13, 2011. On January 4, 2012 the arbitrator entered an award denying Grains and Foods' claims and awarding Colorado Mills $4,816 for its breach of contract claim and $430 for accrued interest. The Company subsequently filed a Notice of intent to move the supervising Court to vacate the arbitration award. The hearing on that motion will likely occur during the second quarter of 2012. Although management believes the claims asserted by Colorado Mills are baseless, that the arbitrator committed prejudicial error warranting vacatur of the award, and that vacatur is warranted, management cannot conclude whether the prospect of an unfavorable outcome in this matter is probable. An accrual for the full value of the award has been made pending the outcome of post-arbitration judicial proceedings.

(c) Other claims

In addition, various claims and potential claims arising in the normal course of business are pending against the Company. It is the opinion of management that these claims or potential claims are without merit and the amount of potential liability, if any, to the Company is not determinable. Management believes the final determination of these claims or potential claims will not materially affect the financial position or results of the Company.

(d)       Environmental laws

The Company believes that, with respect to both its operations and real property, it is in material compliance with current environmental laws. Based on known existing conditions and the Company's experience in complying with emerging environmental issues, the Company is of the view that future costs relating to environmental compliance will not have a material adverse effect on its consolidated financial position, but there can be no assurance that unforeseen changes in the laws or enforcement policies of relevant governmental bodies, the discovery of changed conditions on the Company's real property or in its operations, or changes in the use of such properties and any related site restoration requirements, will not result in the incurrence of significant costs.

(e)        Grain, sunflower and other commitments

In the normal course of business, SunOpta Foods holds grain for the benefit of others. The Company is liable for any deficiencies of grade or shortage of quantity that may arise in connection with such grain. SunOpta Foods also has commitments to purchase $46,190 (January 1, 2011 - $49,337) of grains and sunflowers in the normal course of business. In addition, the Consumer Products Group has entered into a number of commitments in the amount of $2,720 (December 31, 2011 - $10,188) related to supplier and purchase commitments.

(f)        Letters of credit

The Company has outstanding letters of credit at December 31, 2011 totaling $15,189 (January 1, 2011 - $3,873).

(g)        Real property lease commitments

The Company has entered into various leasing arrangements, which have fixed monthly rents that are adjusted annually each year for inflation.

Minimum commitments under operating leases(a), principally for processing facilities, warehouse and distribution facilities, and equipment for the next five fiscal years and thereafter are as follows:

$
2012	10,515
2013	9,860
2014	8,336
2015	6,339
2016	4,194
Thereafter	4,830
44,074

(a)       This table does not include approximately $8,300 in equipment financing expected to be converted to operating leases subsequent to December 31, 2011.

In the years ended December 31, 2011, January 1, 2011 and December 31, 2009, net minimum rents, including contingent rents and sublease rental income, were $10,211, $11,049 and $9,006, respectively.

Segmented information	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Reporting Disclosure Text Block

21. Segmented information

As described in note 22, in the first quarter of 2012, the Company implemented changes to its organizational structure to align the operations of SunOpta Foods according to the type of customers and markets served, rather than by product groupings. Consequently, the Company has realigned its reportable operating segments to reflect the resulting changes in management reporting and accountability to the Company's Chief Executive Officer. With this realignment, SunOpta Foods now consists of the following four operating segments: Grains and Foods Group, Ingredients Group, Consumer Products Group and International Foods Group. This new structure is more closely aligned with the Company's integrated business models that specialize in the sourcing, processing and packaging of natural, organic and specialty food products.

As a result of this realignment, the former Fruit Group was eliminated and the new Consumer Products Group was created to focus on non-grains based consumer packaged goods and is comprised of the Frozen Foods and Healthy Snacks operations which were part of the former Fruit Group, and the Food Solutions operations which were formerly part of the International Foods Group. The Fruit Ingredient operation of the former Fruit Group has been merged with the existing Ingredients Group. The Grains and Foods Group remains unchanged.

Effective with the realignment, the Company operates in two industries divided into six operating segments as follows:

(a)        SunOpta Foods sources, processes, packages, markets and distributes a wide range of natural, organic and specialty food products and ingredients with a focus on soy, corn, sunflower, fruit, fiber and other natural and organic food and natural health products. There are four operating segments within SunOpta Foods:

  Grains and Foods Group is focused on vertically integrated sourcing, processing, packaging and marketing of grains, grain-based ingredients and packaged products;

  Ingredients Group is focused primarily on insoluble oat and soy fiber products, and specialty fruit ingredients, and works closely with its customers to identify product formulation, cost and productivity opportunities aimed at transforming raw materials into value-added food ingredient solutions;

  Consumer Products Group provides natural and organic consumer packaged food products to major global food manufacturers, distributors and supermarket chains with a variety of branded and private label non-grains based products; and

  International Foods Group comprises European and North American based operations which source raw material ingredients and trade organic commodities. In addition, this group manufactures, packages and distributes retail natural health products, primarily in the Canadian marketplace.

(b)        Opta Minerals processes, distributes and recycles silica-free loose abrasives, roofing granules, industrial minerals and specialty sands for the foundry, steel, and bridge and ship-cleaning industries.

(c)        Corporate Services provide a variety of management, financial, information technology, treasury and administration services to the operating segments from the head office in Brampton, Ontario, and information and shared services in Minnesota.

The Company's assets, operations and employees are principally located in the U.S., Canada, Europe, China and Ethiopia. Revenues are allocated to the U.S., Canada and Europe and other external markets based on the location of the customer. Other expense (income) net, interest expense, net, and provision for (recovery of) income taxes are not allocated to the segments.

The following segmented information for the year ended December 31, 2011 is provided on the basis of the Company's new operating segments alignment:

December 31, 2011
	SunOpta	Opta	Corporate
	Foods	Minerals	Services	Consolidated
	$	$	$	$
External revenues by market:
U.S.	705,043	63,708	-	768,751
Canada	93,662	15,277	-	108,939
Europe and other	190,251	14,135	-	204,386
Total revenues from external customers	988,956	93,120	-	1,082,076

Segment operating income (loss)	33,386	7,577	(7,769)	33,194

Other expense, net				5,097
Interest expense, net				8,839
Provision for income taxes				8,047
Earnings from continuing operations				11,211

Identifiable assets	484,185	92,812	54,506	631,503
Depreciation and amortization	14,465	4,207	775	19,447
Goodwill	42,161	7,226	-	49,387
Expenditures on property, plant and equipment	14,469	4,901	636	20,006

Other expense for the year ended December 31, 2011 includes impairments of long-lived assets in the International Foods Group of $7,510 and Consumer Products Group of $358 (see note 14(a)).

SunOpta Foods has the following segmented reporting for the year ended December 31, 2011, provided on the basis of the

Company's new operating segments alignment:

December 31, 2011
			Consumer
	Grains and	Ingredients	Products	International	SunOpta
	Foods Group	Group	Group	Foods Group	Foods
	$	$	$	$	$
External revenues by market:
U.S.	396,279	80,861	161,339	66,564	705,043
Canada	14,167	6,957	3,057	69,481	93,662
Europe and other	68,749	3,256	843	117,403	190,251
Total revenues from
external customers	479,195	91,074	165,239	253,448	988,956

Segment operating income (loss)	22,813	7,083	(3,978)	7,468	33,386

Identifiable assets	235,563	61,426	64,818	122,378	484,185
Depreciation and amortization	6,894	2,454	2,478	2,639	14,465
Goodwill	19,066	12,030	2,934	8,131	42,161
Expenditures on property,
plant and equipment	9,182	1,985	2,940	362	14,469

January 1, 2011
	SunOpta	Opta	Corporate
	Foods	Minerals	Services	Consolidated
	$	$	$	$
External revenues by market:
U.S.	582,948	54,713	-	637,661
Canada	86,395	14,867	-	101,262
Europe and other	148,098	11,288	-	159,386
Total revenues from
external customers	817,441	80,868	-	898,309

Segment operating income (loss)	46,442	7,753	(11,213)	42,982

Other expense, net				10,945
Goodwill impairment				1,654
Interest expense, net				9,749
Provision for income taxes				6,058
Earnings from continuing operations				14,576

Identifiable assets	472,473	87,853	48,974	609,300
Depreciation and amortization	12,642	4,099	1,101	17,842
Goodwill	41,842	6,332	-	48,174
Expenditures on property,
plant and equipment	15,214	1,580	856	17,650

Other expense for the year ended January 1, 2011 includes impairments of long-lived assets in the Consumer Products Group of $7,549 (see note 14(a)). The goodwill impairment charge of $1,654 for the year ended January 1, 2011 is related to the International Foods Group (see note 8).

SunOpta Foods has the following segmented reporting for the year ended January 1, 2011, provided on the basis of the

Company's new operating segments alignment:

January 1, 2011
			Consumer
	Grains and	Ingredients	Products	International	SunOpta
	Foods Group	Group	Group	Foods Group	Foods
	$	$	$	$	$
External revenues by market:
U.S.	302,073	104,745	129,240	46,890	582,948
Canada	6,474	8,492	4,551	66,878	86,395
Europe and other	56,358	3,292	977	87,471	148,098
Total revenues from
external customers	364,905	116,529	134,768	201,239	817,441

Segment operating income (loss)	28,003	18,870	(1,302)	871	46,442

Identifiable assets	234,522	59,846	71,307	106,798	472,473
Depreciation and amortization	4,894	2,159	3,291	2,298	12,642
Goodwill	19,066	12,030	2,346	8,400	41,842
Expenditures on property,
plant and equipment	6,038	7,754	939	483	15,214

December 31, 2009
	SunOpta	Opta	Corporate
	Foods	Minerals	Services	Consolidated
	$	$	$	$
External revenues by market:
U.S.	484,379	40,019	-	524,398
Canada	91,475	13,155	-	104,630
Europe and other	180,654	9,349	-	190,003
Total revenues from
external customers	756,508	62,523	-	819,031

Segment operating income (loss)	18,100	1,161	(6,614)	12,647

Other expense, net				2,245
Goodwill impairment				8,841
Interest expense, net				13,839
Recovery of income taxes				(3,038)
Loss from continuing operations				(9,240)

Identifiable assets	350,284	85,998	25,748	462,030
Depreciation and amortization	11,974	3,851	1,205	17,030
Goodwill	25,412	6,019	-	31,431
Expenditures on property,
plant and equipment	8,754	2,488	54	11,296

Of the total goodwill impairment charge of $8,841, $8,341 related to the Opta Minerals segment and $500 related to the Consumer Products Group segment (see note 8).

SunOpta Foods has the following segmented reporting for the year ended December 31, 2009, provided on the basis of the

Company's new operating segments alignment:

December 31, 2009
			Consumer
	Grains and	Ingredients	Products	International	SunOpta
	Foods Group	Group	Group	Foods Group	Foods
	$	$	$	$	$
External revenues by market:
U.S.	226,477	94,347	124,198	39,357	484,379
Canada	10,805	7,508	6,996	66,166	91,475
Europe and other	87,747	4,058	1,970	86,879	180,654
Total revenues from
external customers	325,029	105,913	133,164	192,402	756,508

Segment operating income (loss)	18,484	12,257	(10,327)	(2,314)	18,100

Identifiable assets	126,680	49,674	82,340	91,590	350,284
Depreciation and amortization	4,072	2,042	3,870	1,990	11,974
Goodwill	2,936	12,030	-	10,446	25,412
Expenditures on property,
plant and equipment	5,843	2,020	694	197	8,754

Geographic segments

				December 31, 2011
	U.S.	Canada	Europe and Other	Total
	$	$	$	$
Property, plant and equipment	108,326	8,917	3,491	120,734
Goodwill	41,256	-	8,131	49,387
Total assets	288,767	227,380	115,356	631,503

				January 1, 2011
	U.S.	Canada	Europe and Other	Total
	$	$	$	$
Property, plant and equipment	101,065	10,838	3,297	115,200
Goodwill	39,774	-	8,400	48,174
Total assets	247,390	270,666	91,244	609,300

Other includes operations in Europe, China and Ethiopia as part of the International Foods Group and operations in France and Slovakia as part of Opta Minerals.

For the years ended December 31, 2011, January 1, 2011 and December 31, 2009, the Company did not have any customers that exceeded 10% of total revenues.

Subsequent events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

22.        Subsequent events

Segment realignment and rationalization efforts

On February 27, 2012, the Company announced that a process had been undertaken in an effort to streamline operations, drive efficiencies and better align product innovation and commercial activities. In connection with this process, the operating segments within SunOpta Foods will be re-aligned to better reflect the markets and customers serviced, rather than by product groupings. As a result, the former Fruit Group will be eliminated and a new Consumer Products Group will be created to focus on non-grains based consumer packaged goods and will be comprised of the Frozen Foods and Healthy Snacks operations which were part of the former Fruit Group, and the Food Solutions operations which were formerly part of the International Foods Group. The Fruit Ingredient operation of the former Fruit Group will be merged with the existing Ingredients Group. Following the re-alignment, the International Foods Group will comprise the Company's international sourcing and supply operations (Tradin Organic) and the operations of Purity Life Health Products. The Grains and Foods Group will remain unchanged. With this realignment, SunOpta Foods will consist of four operating segments: Grains and Foods, Ingredients, Consumer Products and International Foods. The Company began reporting segmented information based on its new operating segments for the quarter ending March 31, 2012.

The Company also announced the rationalization of a number of operations and functions, including a reduction of its salaried workforce by approximately 6%. One-time severance costs of approximately $500 before tax are expected to be incurred as a result of these reductions during the first half of fiscal 2012.

Acquisition of Babco Industrial Corp.

On February 10, 2012, Opta Minerals acquired all of the outstanding common shares of Babco, located in Regina, Saskatchewan. Babco is an industrial processor and supplier of petroleum coke, synthetic slag, ladle sand and crushed graphite. This acquisition complements Opta Minerals' existing product portfolio and provides for additional product line offerings to new and existing customers in the region. As consideration for the acquisition of the Babco shares, Opta Minerals paid approximately $17,600 in cash on closing, subject to customary post-closing purchase price adjustments, and may be required to pay up to an additional $1,300 in cash pursuant to a contingent five-year earn-out.

This transaction will be accounted for as a business combination under the acquisition method of accounting. The purchase price will be allocated to the Babco's tangible and intangible assets based on their estimated fair values as of the acquisition date. Due to the limited time since the closing of the transaction, the valuation efforts and related acquisition accounting are incomplete at the time of filing of these consolidated financial statements. As a result, the Company is unable to provide amounts recognized as of the acquisition date for the major classes of assets acquired and liabilities assumed, including goodwill. In addition, the Company is unable to provide the supplemental pro forma revenue and earnings of the combined entity, as the pro forma adjustments are expected to include estimates for the amortization of identifiable intangible assets and related income tax effects, which will result from the purchase price allocation and determination of the fair values for the assets acquired and liabilities assumed.